[MERRILL LYNCH LOGO]             [KEY BANK LOGO]          [BANK OF AMERICA LOGO]


                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET

                           $741,331,000 (APPROXIMATE)

                     MERRILL LYNCH MORTGAGE TRUST 2004-MKB1
                                     Issuer
         Commercial Mortgage Pass-Through Certificates, Series 2004-MKB1
 Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D, Class E
                                  and Class XP

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    Depositor

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                              BANK OF AMERICA, N.A.
                          KEYBANK NATIONAL ASSOCIATION
                              Mortgage Loan Sellers

                    KEYCORP REAL ESTATE CAPITAL MARKETS, INC.
                                 Master Servicer

                              CLARION PARTNERS, LLC
                                Special Servicer

                             WELLS FARGO BANK, N.A.
                                     Trustee

                                 APRIL 13, 2004

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH & CO.                             BANC OF AMERICA SECURITIES LLC

                             KEYBANC CAPITAL MARKETS

DEUTSCHE BANK SECURITIES                                        MORGAN STANLEY

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

OFFERED CERTIFICATES

                             INITIAL                       APPROX.
                           CERTIFICATE                   PERCENTAGE
                            PRINCIPAL        APPROX.     OF INITIAL    WEIGHTED
        EXPECTED RATINGS   OR NOTIONAL    TOTAL INITIAL   MORTGAGE      AVERAGE      PRINCIPAL      ASSUMED FINAL
        ----------------     AMOUNT          CREDIT        POOL         LIFE          WINDOW       DISTRIBUTION
 CLASS   FITCH   MOODY'S    BALANCE(1)       SUPPORT       BALANCE    (YEARS)(2)   (MON./YR.)(2)       DATE(2)      RATE TYPE
-------------------------------------------------------------------------------------------------------------------------------
   A-1    AAA      Aaa    $ 52,160,000      15.250%         5.323%      2.990       06/04-09/08    September 2008      (3)
-------------------------------------------------------------------------------------------------------------------------------
   A-2    AAA      Aaa    $379,800,000      15.250%        38.761%      5.000       09/08-03/11        March 2011      (3)
-------------------------------------------------------------------------------------------------------------------------------
   A-3    AAA      Aaa    $ 65,000,000      15.250%         6.634%      7.514       03/11-06/13         June 2013      (3)
-------------------------------------------------------------------------------------------------------------------------------
   A-4    AAA      Aaa    $169,657,000      15.250%        17.315%      9.712       06/13-03/14        March 2014      (3)
-------------------------------------------------------------------------------------------------------------------------------
    B      AA      Aa2    $ 26,946,000      12.500%         2.750%      9.933       04/14-04/14        April 2014      (3)
-------------------------------------------------------------------------------------------------------------------------------
    C     AA-      Aa3    $ 11,023,000      11.375%         1.125%      9.933       04/14-04/14        April 2014      (3)
-------------------------------------------------------------------------------------------------------------------------------
    D      A        A2    $ 25,721,000       8.750%         2.625%      9.933       04/14-04/14        April 2014      (3)
-------------------------------------------------------------------------------------------------------------------------------
    E      A-       A3    $ 11,024,000       7.625%         1.125%      9.933       04/14-04/14        April 2014      (3)
-------------------------------------------------------------------------------------------------------------------------------
    XP    AAA      Aaa    $952,193,000(5)      N/A            N/A         N/A               N/A     November 2011    Variable
-------------------------------------------------------------------------------------------------------------------------------

NON-OFFERED CERTIFICATES

                                INITIAL
                              CERTIFICATE                      APPROX.
                               PRINCIPAL       APPROX.       PERCENTAGE
          EXPECTED RATINGS    BALANCE OR    TOTAL INITIAL    OF INITIAL     WEIGHTED     PRINCIPAL   ASSUMED FINAL
         -------------------   NOTIONAL         CREDIT        MORTGAGE    AVERAGE LIFE     WINDOW    DISTRIBUTION
  CLASS    FITCH    MOODY'S    AMOUNT(1)       SUPPORT      POOL BALANCE   (YEARS)(2)  (MON./YR.)(2)    DATE(2)     RATE TYPE
-----------------------------------------------------------------------------------------------------------------------------
   A-1A     (4)      (4)     $163,804,000       15.250%         16.717%        (4)           (4)          (4)           (3)
-----------------------------------------------------------------------------------------------------------------------------
     F      (4)      (4)     $ 13,473,000        6.250%          1.375%        (4)           (4)          (4)           (3)
-----------------------------------------------------------------------------------------------------------------------------
     G      (4)      (4)     $ 12,248,000        5.000%          1.250%        (4)           (4)          (4)           (3)
-----------------------------------------------------------------------------------------------------------------------------
     H      (4)      (4)     $ 11,023,000        3.875%          1.125%        (4)           (4)          (4)           (3)
-----------------------------------------------------------------------------------------------------------------------------
     J      (4)      (4)     $  3,675,000        3.500%          0.375%        (4)           (4)          (4)           (3)
-----------------------------------------------------------------------------------------------------------------------------
     K      (4)      (4)     $  4,899,000        3.000%          0.500%        (4)           (4)          (4)           (3)
-----------------------------------------------------------------------------------------------------------------------------
     L      (4)      (4)     $  4,899,000        2.500%          0.500%        (4)           (4)          (4)           (3)
-----------------------------------------------------------------------------------------------------------------------------
     M      (4)      (4)     $  4,899,000        2.000%          0.500%        (4)           (4)          (4)           (3)
-----------------------------------------------------------------------------------------------------------------------------
     N      (4)      (4)     $  2,450,000        1.750%          0.250%        (4)           (4)          (4)           (3)
-----------------------------------------------------------------------------------------------------------------------------
     P      (4)      (4)     $  3,674,000        1.375%          0.375%        (4)           (4)          (4)           (3)
-----------------------------------------------------------------------------------------------------------------------------
     Q      (4)      (4)     $ 13,473,705        0.000%          1.375%        (4)           (4)          (4)           (3)
-----------------------------------------------------------------------------------------------------------------------------
    XC      (4)      (4)     $979,848,705(5)       N/A             N/A         (4)           (4)          (4)        Variable
-----------------------------------------------------------------------------------------------------------------------------

---------------------
     (1) In the case of each such class, subject to a permitted variance of plus or minus 5.0%.

     (2) As of the cut-off date. The weighted average life, principal window and assumed final distribution date were calculated assuming no prepayments will be made on the mortgage loans prior to their related maturity dates (except in the case of ARD loans which are assumed to prepay on their anticipated repayment dates) and the other assumptions described under "YIELD AND MATURITY CONSIDERATIONS--Weighted Average Lives" in the prospectus supplement.

     (3) The pass-through rates on the class A-1, class A-2, class A-3, class A-4, class A-1A, class B, class C, class D, class E, class F, class G, class H, class J, class K, class L, class M, class N, class P and class Q certificates will equal any one of (i) a fixed rate, (ii) the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) and (iv) the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) less a specified percentage.

     (4) Not offered pursuant to the prospectus and prospectus supplement. Any information provided herein regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates.

     (5) The class XC and class XP certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the class XC and class XP certificates, as described in the prospectus supplement. The interest rate applicable to each component of the class XC and class XP certificates for each distribution date will equal the rate specified in the prospectus supplement.

          The class R-I, class R-II and class Z certificates are not offered by the prospectus supplement or represented in the table above. Any information provided herein regarding the terms of those certificates is provided only to enhance your understanding of the offered certificates and the overall transaction.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

STRUCTURAL REPRESENTATION(1)
--------------------------------------------------------------------------------
                               [GRAPHIC OMITTED]

                      Month   0  6  12  18  24  30  36  42  48  54  60  66  72  78  84  90  Maturity
Class A-1   AAA/Aaa                                                                                  $52.2mm
Class A-2   AAA/Aaa                                                                                 $379.8mm
Class A-3   AAA/Aaa                                                                                  $65.0mm
Class A-1A  AAA/Aaa                                                                                 $163.8mm
Class A-4   AAA/Aaa                                                                                 $169.7mm
Class B     AA/A2                                                                                    $26.9mm
Class C     AA-/Aa3                                                                                  $11.0mm
Class D     A/A2                                                                                     $25.7mm
Class E     A-/A3                                                                                    $11.0mm
Class F     BBB+/Baa1                                                                                $13.5mm
Class G     BBB/Baa2                                                                                 $12.2mm
Class H     BBB-/Baa3                                                                                $11.0mm
Class J     BB+/Ba1                                                                                   $3.7mm
Class K     BB/Ba2                                                                                    $4.9mm
Class L     BB-/Ba3                                                                                   $4.9mm
Class M-Q   B+/B1 to NR                                                                              $24.5mm

                XC+XP IO    XC(2)       XP(3)
                Strip       Nitional    Notional

Note: Classes not drawn to scale.

---------------------
(1)  The structural representation is depicted as of the cut-off date.

(2) The total notional amount of all the class XC Certificates will equal the total principal balance of the class A-1, A-2, A-3, A-4, A-1A, B, C, D, E, F, G, H, J, K, L, M, N, P and Q Certificates.

(3) The interest rate for the class XP certificates will equal the weighted average of the class XP strip rates. The class XP strip rates relate to and accrue on the following components:

     a) from the initial distribution date through and including the distribution date in November 2004, components corresponding to a portion of the class A-1 and the class A-1A certificates and the certificate balances of the class A-2 through the class L certificates,

     b) during the period following the distribution date in November 2004 through and including the distribution date in May 2005, components corresponding to a portion of the class A-1 and the class A-1A certificates and the certificate balances of the class A-2 through the class L certificates,

     c) during the period following the distribution date in May 2005 through and including the distribution date in November 2005, components corresponding to a portion of the class A-1 and the class A-1A certificates and the certificate balances of the class A-2 through the class L certificates,

     d) during the period following the distribution date in November 2005 through and including the distribution date in May 2006, components corresponding to a portion of the class A-2 and the class A-1A certificates and the certificate balances of the class A-3 through the class L certificates,

     e) during the period following the distribution date in May 2006 through and including the distribution date in November 2006, components corresponding to a portion of the class A-2, the class A-1A and the class L certificates and the certificate balances of the class A-3 through the class K certificates,

     f) during the period following the distribution date in November 2006 through and including the distribution date in May 2007, components corresponding to a portion of the class A-2, the class A-1A and the class H certificates and the certificate balances of the class A-3 through the class G certificates,

     g) during the period following the distribution date in May 2007 through and including the distribution date in November 2007, components corresponding to a portion of the class A-2, the class A-1A and the class H certificates and the certificate balances of the class A-3 through the class G certificates,

     h) during the period following the distribution date in November 2007 through and including the distribution date in May 2008, components corresponding to a portion of the class A-2, the class A-1A and the class G certificates and the certificate balances of the class A-3 through the class F certificates,

     i) during the period following the distribution date in May 2008 through and including the distribution date in November 2008, components corresponding to a portion of the class A-2, the class A-1A and the class F certificates and the certificate balances of the class A-3 through the class E certificates,

     j) during the period following the distribution date in November 2008 through and including the distribution date in May 2009, components corresponding to a portion of the class A-2, the class A-1A and the class F certificates and the certificate balances of the class A-3 through the class E certificates,

     k) during the period following the distribution date in May 2009 through and including the distribution date in November 2009, components corresponding to a portion of the class A-2, the class A-1A and the class E certificates and the certificate balances of the class A-3 through the class D certificates,

     l) during the period following the distribution date in November 2009 through and including the distribution date in May 2010, components corresponding to a portion of the class A-2, the class A-1A and the class E certificates and the certificate balances of the class A-3 through the class D certificates,

     m) during the period following the distribution date in May 2010 through and including the distribution date in November 2010, components corresponding to a portion of the class A-3, the class A-1A and the class E certificates and the certificate balances of the class A-4 through the class D certificates,

     n) during the period following the distribution date in November 2010 through and including the distribution date in May 2011, components corresponding to a portion of the class A-4, class A-1A and class D certificates and the certificate balances of the class B and the class C certificates, and

     o) during the period following the distribution date in May 2011 through and including the distribution date in November 2011, components corresponding to a portion of the class A-4, class A-1A and class D certificates and the certificate balances of the class B and the class C certificates.

     After the distribution date in November 2011, the class XP strip rates will all be 0% per annum. The pass-through rate of the class of the class XC certificates will equal the weighted average of the XC strip rates as further described in the prospectus supplement.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------
NOTE:  CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
       MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT.


ISSUE TYPE         Sequential pay REMIC. Class A-1, A-2, A-3, A-4, B, C, D, E
                   and XP (IO class) certificates are offered publicly. All other certificates will be privately placed to qualified institutional buyers or to institutional accredited investors.

CUT-OFF DATE       References in this termsheet to the "cut-off date" mean, with respect to each mortgage loan, except as provided below, the related due date of that mortgage loan in May 2004 or, with respect to those mortgage loans that were originated in April
                   2004, if any, and have their first payment date in June 2004, May 1, 2004. Any payments or collections that represent amounts due on or before that date will not belong to the trust fund.

MORTGAGE POOL      The mortgage pool consists of 72 mortgage loans with an
                   aggregate initial mortgage pool balance of $979,848,706, subject to a variance of plus or minus 5.0%. The mortgage loans are secured by 129 mortgaged real properties located throughout 32 states.

LOAN GROUPS        For purposes of making distributions to the class A-1, A-2,
                   A-3, A-4 and A-1A certificates, the pool of mortgage loans will be deemed to consist of two distinct groups, loan group
                   1 and loan group 2. Loan group 1 will consist of 55 mortgage loans, representing approximately 83.3% of the initial mortgage pool balance and loan group 2 will consist of 17 mortgage loans, representing approximately 16.7% of the initial mortgage pool balance. Loan group 2 will include approximately 100.0% of all the mortgage loans secured by multifamily properties and approximately 37.1% of all the mortgage loans secured by manufactured housing community properties.

ISSUER             Merrill Lynch Mortgage Trust 2004-MKB1

DEPOSITOR          Merrill Lynch Mortgage Investors, Inc.

MORTGAGE LOAN      Merrill Lynch Mortgage
SELLERS            Lending, Inc (MLML).................... 70.2% of initial
                                                           mortgage pool balance
                   Bank of America,
                   N.A. (BOA)............................. 17.9% of initial
                                                           mortgage pool balance
                   KeyBank National
                   Association (KEY)...................... 11.9% of initial
                                                           mortgage pool balance

UNDERWRITERS       Merrill Lynch, Pierce, Fenner & Smith Incorporated
                   Banc of America Securities LLC
                   KeyBanc Capital Markets, a Division of
                      McDonald Investments Inc.
                   Deutsche Bank Securities Inc.
                   Morgan Stanley & Co. Incorporated

TRUSTEE            Wells Fargo Bank, N.A.

MASTER SERVICER    KeyCorp Real Estate Capital Markets, Inc.

SPECIAL SERVICER   Clarion Partners, LLC

RATING AGENCIES    Fitch, Inc.
                   Moody's Investors Service, Inc.

DENOMINATIONS      $25,000 minimum for the offered certificates.

CLOSING DATE       On or about May 6, 2004.

SETTLEMENT TERMS   Book-entry through DTC for all offered certificates.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

DETERMINATION      For any distribution date, the fourth business day prior to
DATE               the distribution date.

DISTRIBUTION DATE  The 12th day of each month or, if the 12th day is not a business day, on the next succeeding business day, beginning in June 2004.

INTEREST           Each class of offered certificates will be entitled on each
DISTRIBUTIONS      distribution date to interest accrued during the prior
                   calendar month at its pass-through rate for such distribution date on the outstanding certificate balance of such class immediately prior to such distribution date. Interest on the offered certificates will be calculated on the basis of twelve 30-day months and a 360-day year. Interest on the offered certificates will be distributed on each distribution date, to the extent of available funds, in sequential order of class designations, except that the class A-1, A-2, A-3, A-4, A-1A, XC and XP are pari passu in entitlement to interest. In general, payments of interest in respect of the class A-1, A-2, A-3 and A-4 certificates will be made to the extent of available funds attributable to the mortgage loans in loan group 1, payments of interest in respect of the class
                   A-1A certificates will be made to the extent of available funds attributable to the mortgage loans in loan group 2, and payments of interest in respect of the class XC and XP certificates will be made to the extent of available funds attributable to mortgage loans in both loan groups. However, if application of available funds as described in the preceding sentence would result in an interest shortfall to any of those classes of certificates, then payments of interest will be made with respect to all of those classes without regard to loan groups.

PRINCIPAL          Except as described below, principal will be distributed on
DISTRIBUTIONS      each distribution date, to the extent of available funds, to the most senior class of sequential pay certificates outstanding until its certificate balance is reduced to zero.
                   To the extent of available funds, payments of principal are generally made (i) to the class A-1, A-2, A-3 and A-4 certificates, in that order, in an amount equal to the funds received or advanced with respect to principal on mortgage loans in loan group 1 and, after the principal balance of the class A-1A certificates has been reduced to zero, the funds received or advanced with respect to principal on mortgage loans in loan group 2, in each case until the principal balance of the subject class of certificates is reduced to zero, and (ii) to the class A-1A certificates, in an amount equal to the funds received or advanced with respect to principal on mortgage loans in loan group 2 and, after the principal balance of the class A-4 certificates has been reduced to zero, the funds received or advanced with respect to principal on mortgage loans in loan group 1, until the principal balance of the class A-1A certificates is reduced to zero. Following retirement of the class A-1, A-2, A-3, A-4 and A-1A certificates, to the extent of available funds, amounts distributable as principal will be distributed on each distribution date to the class B, C, D, E, F, G, H, J,
                   K, L, M, N, P and Q certificates, in that order, in each case until the related certificate balance of the subject class of certificates is reduced to zero. If, due to losses, the certificate balances of the class B through class Q certificates are reduced to zero, payments of principal to the class A-1, class A-2, class A-3, class A-4 and class A-1A certificates will be made on a pro rata basis without regard to loan groups.

LOSSES Losses realized on the mortgage loans and certain default-related and other unanticipated expenses, if any, will be allocated to the class Q, P, N, M, L, K, J, H, G, F, E, D, C and B certificates, in that order, and then, pro rata to the class A-1, A-2, A-3, A-4 and A-1A certificates.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

PREPAYMENT         Any prepayment premiums or yield maintenance charges
PREMIUMS AND       collected will be distributed to certificateholders on the
YIELD MAINTENANCE  distribution date following the collection period in which
CHARGES            the prepayment occurred. On each distribution date, the
                   holders of each class of offered certificates and of the class F, G, H and A-1A certificates then entitled to principal distributions (to the extent such prepayment premium or yield maintenance charge is collected from mortgage loans in the loan group from which such class of certificates is receiving payments of principal) will be entitled to a portion of prepayment premiums or yield maintenance charges equal to the product of (a) the amount of such prepayment premiums or yield maintenance charges, net of workout fees and principal recovery fees payable from it, multiplied by (b) a fraction, which in no event may be greater than 1.0, the numerator of which is equal to the excess, if any, of the pass-through rate of such class of certificates over the relevant discount rate, and the denominator of which is equal to the excess, if any, of the mortgage rate of the prepaid mortgage loan over the relevant discount rate, multiplied by (c) a fraction, the numerator of which is equal to the amount of principal distributable on such class of certificates on that distribution date, and the denominator of which is the principal distribution amount for that distribution date; provided that, if the A-4 and A-1A classes were both outstanding as of the commencement of business on such distribution date, then the number in clause
                   (c) shall be a fraction, the numerator of which is equal to the amount of principal distributable on the subject class of certificates on such distribution date with respect to the loan group that includes the prepaid mortgage loan, and the denominator of which is the portion of the principal distribution amount for such distribution date that is attributable to the loan group that includes the prepaid mortgage loan.

                   The portion, if any, of the prepayment premiums or yield maintenance charges remaining after any payments described above will be distributed to the holders of the class XC certificates.

ADVANCES The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances and servicing advances, including advances of delinquent property taxes and insurance, but only to the extent that such advances are considered recoverable, and, in the case of P&I advances, subject to appraisal reductions that may occur.


APPRAISAL          If any of certain adverse events or circumstances described
REDUCTIONS         in the prospectus supplement occur or exist with respect to any mortgage loan or the mortgaged real property for that mortgage loan, that mortgage loan will be considered a required appraisal loan. An appraisal reduction will generally be made in the amount, if any, by which the principal balance of the required appraisal loan (plus other amounts overdue or advanced in connection with such loan) exceeds 90% of the appraised value of the related mortgaged real property plus all escrows and reserves (including letters of credit) held with respect to the mortgage loan. As a result of calculating an appraisal reduction amount for a given mortgage loan, the interest portion of any P&I advance for such loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the certificates.

                   A required appraisal loan will cease to be a required appraisal loan when the related mortgage loan has been brought current for at least three consecutive months and no other circumstances exist which would cause such mortgage loan to be a required appraisal loan.

OPTIONAL           The master servicer, the special servicer and certain
TERMINATION        certificateholders will have the option to terminate the
                   trust, in whole but not in part, and purchase the remaining assets of the trust on or after the distribution date on which the stated principal balance of the mortgage loans is less than 1.0% of the initial mortgage pool balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the mortgage loans and the fair market value of any REO


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

                   properties acquired by the trust following foreclosure plus accrued and unpaid interest and certain other additional trust fund expenses.

CONTROLLING CLASS  The class of sequential pay certificates (a) which bears the latest alphabetical class designation and (b) the certificate balance of which is greater than 25% of its original certificate balance; provided, however, that if no class of sequential pay certificates satisfies clause (b) above, the controlling class will be the outstanding class of sequential pay certificates bearing the latest alphabetical class designation. The holders of certificates representing a majority interest in the controlling class will have the right, subject to the conditions described in the prospectus supplement, to replace the special servicer and select a representative that may direct and advise the special servicer on various servicing matters.

                   However, in the case of the Great Mall of the Bay Area mortgage loan, for so long as the unpaid principal balance of the related companion loan -- the Great Mall B note loan --, net of any existing related appraisal reduction amounts and, to the extent not already reflected in that unpaid principal balance, any related realized losses, is equal to or greater than 25% of the original principal balance of the Great Mall B note loan, the holder of the Great Mall B note loan will have the right to direct or advise the special servicer with respect to significant special servicing actions with respect to the Great Mall of the Bay Area mortgage loan and the Great Mall B note loan.

                   Subsequent to the occurrence and continuance of a monetary event of default with respect to the Great Mall loan pair or if the Great Mall of the Bay Area mortgage loan is being specially serviced at a time when a material non-monetary event has occurred and is continuing, then the holder of the Great Mall B note loan has the right to purchase the Great Mall of the Bay Area mortgage loan from the trust at a purchase price described in the prospectus supplement.

                   In the event that a monetary default or certain material non-monetary events of default exist with respect to the Great Mall of the Bay Area mortgage loan after the expiration of any applicable grace period, the holder of the Great Mall B note loan will have the right, but not the obligation, to cure such default.

ERISA              The offered certificates are expected to be ERISA eligible.

SMMEA The offered certificates will not be "mortgage-related securities" for the purposes of the Secondary Mortgage Market Enhancement Act of 1984.




This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

CONTACTS


           MERRILL LYNCH & CO.              BANC OF AMERICA SECURITIES LLC
              John Mulligan                            Bill Hale
         (212) 449-3860 (Phone)                 (704) 388-1597 (Phone)
          (212) 738-1491 (Fax)                   (704) 388-9677 (Fax)

                Rich Sigg                           Geordie Walker
         (212) 449-3860 (Phone)                 (704) 388-1597 (Phone)
          (212) 738-1491 (Fax)                   (704) 388-9677 (Fax)

              David Rodgers                          Chuck Mather
         (212) 449-3611 (Phone)                 (704) 388-1597 (Phone)
          (212) 449-3658 (Fax)                   (704) 388-9677 (Fax)


DEUTSCHE BANK SECURITIES INC.  KEYBANC CAPITAL MARKETS       MORGAN STANLEY
      Scott Waynebern                Joe Chinnici             Kara McShane
  (212) 250-5149 (Phone)        (216) 443-2890 (Phone)   (212) 761-2164 (Phone)
   (212) 797-5630 (Fax)          (216) 443-3801 (Fax)     (212) 507-5062 (Fax)

        Lainie Kaye                 Audrey Saccardi           Jahan Moslehi
  (212) 250-5270 (Phone)        (216) 443-2602 (Phone)   (212) 761-2177 (Phone)
   (212) 797-4488 (Fax)          (216) 443-3801 (Fax)     (212) 507-5067 (Fax)



This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
(THE SUM OF THE PERCENTAGE CALCULATIONS MAY NOT EQUAL 100% DUE TO ROUNDING.)

All numerical information and statistical data concerning the mortgage loans is approximate. For mortgage loans secured by multiple properties, the cut-off date balance is allocated based on the allocated loan balance specified in the related loan documents or, to the extent not specified in the related loan documents, it is allocated based on either (i) an individual property's appraised value as a percentage of the total appraised value of all the properties, including the subject individual property, securing the same mortgage loan or (ii) an individual property's underwritten net operating income as a percentage of the total net operating income of all the properties, including the subject individual property, securing the same mortgage loan. All weighted average information regarding the mortgage loans reflects the weighting of the mortgage loans based on their scheduled principal balances as of the cut-off date. All information presented herein (including loan-to-value ratios and debt service coverage ratios) with respect to the mortgage loans with companion loans is calculated without regard to the companion loans. Unless otherwise indicated, all figures presented and all percentages represent the indicated percentage of the aggregate principal balance of the pool of mortgage loans, the mortgage loans in loan group 1 or the mortgage loans in loan group 2, as of the cut-off date. Original and remaining term to stated maturity and loan-to-value ratio at maturity information with respect to mortgage loans that have anticipated repayment dates are presented using the anticipated repayment dates instead of the stated maturity dates.

GENERAL CHARACTERISTICS
---------------------------------------------------------------------------------------------------------------------------
                                                                              ALL MORTGAGE       LOAN             LOAN
                                                                                  LOANS         GROUP 1          GROUP 2
Initial mortgage pool/loan group balance ..................................   $979,848,706    $816,044,307    $163,804,399
Number of mortgage loans ..................................................             72              55              17
Number of mortgaged real properties .......................................            129             106              23
Percentage of investment-grade, shadow rated loans (loan nos. 1 and 4)(1)..           20.9%           25.1%            0.0%
Average cut-off date principal balance ....................................   $ 13,609,010    $ 14,837,169    $  9,635,553
Largest cut-off date principal balance ....................................   $151,000,000    $151,000,000    $ 25,099,522
Smallest cut-off date principal balance ...................................   $  1,873,176    $  1,873,176    $  4,495,166
Weighted average mortgage interest rate ...................................          5.386%          5.388%          5.374%
Highest mortgage interest rate ............................................          6.560%          6.560%          6.020%
Lowest mortgage interest rate .............................................          4.800%          4.800%          4.990%
Number of cross-collateralized mortgage loans(2) ..........................              2               1               1
Cross-collateralized mortgage loans as a percentage of initial mortgage
 pool/loan group balance ..................................................            6.2%            4.4%           15.3%
Number of multi-property mortgage loans ...................................              6               5               1
Multi-property mortgage loans as a percentage of initial mortgage pool/loan
 group balance ............................................................           23.0%           24.6%           15.3%
Weighted average underwritten debt service coverage ratio .................         1.79 x           1.88x           1.36x
Highest underwritten debt service coverage ratio ..........................         3.17 x           3.17x           2.22x
Lowest underwritten debt service coverage ratio ...........................         1.16 x           1.20x           1.16x
Weighted average cut-off date loan-to-value ratio .........................           68.3%           66.5%           77.2%
Highest cut-off date loan-to-value ratio ..................................           84.7%           84.7%           83.6%
Lowest cut-off date loan-to-value ratio ...................................           30.8%           30.8%           68.4%
Weighted average original term to maturity or anticipated repayment date
 (months) .................................................................             95              95              97
Longest original term to maturity or anticipated repayment date (months) ..            240             240             120
Shortest original term to maturity or anticipated repayment date (months) .             60              60              60
Weighted average remaining term to maturity or anticipated repayment date
 (months) .................................................................             91              91              94
Longest remaining term to maturity or anticipated repayment date (months) .            236             236             120
Shortest remaining term to maturity or anticipated repayment date (months)              52              52              57

---------------------
(1) It has been confirmed by Fitch, Inc. and Moody's Investors Services, Inc., in accordance with their respective methodologies, that these mortgage loans have credit characteristics consistent with investment-grade rated obligations.

(2) One (1) group of cross-collateralized and cross-defaulted mortgage loans (loan numbers 6 and 8, respectively) are comprised of loans in both loan groups.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL
--------------------------------------------------------------------------------

                 PROPERTY TYPE BY STATE MATRIX FOR MORTGAGE POOL
--------------------------------------------------------------------------------

                                                        % OF INITIAL POOL BALANCE BY PROPERTY TYPE

                     % OF INITIAL
                     MORTGAGE POOL                                  MANUFACTURED   MIXED                   SELF
 STATE                  BALANCE     RETAIL      OFFICE   MULTIFAMILY   HOUSING      USE     HOSPITALITY   STORAGE    INDUSTRIAL
-------------------------------------------------------------------------------------------------------------------------------
California .......       28.6%       17.7%        2.8%        1.3%         --          --         3.9%        1.6%        1.1%
 Northern(1) .....       15.4%       15.4%         --          --          --          --          --          --          --
 Southern(1) .....       13.2%        2.3%        2.8%        1.3%         --          --         3.9%        1.6%        1.1%
Florida ..........       11.2%        3.1%        5.9%        1.4%        0.6%         --          --         0.3%         --
Texas ............        6.5%        1.1%        1.2%        3.5%        0.7%         --          --          --          --
New York .........        5.4%        3.8%         --          --          --          --          --          --         1.6%
Arizona ..........        5.3%        4.4%         --          --         0.8%         --          --          --          --
Kentucky .........        4.2%        3.9%         --          --          --          --         0.3%         --          --
Tennessee ........        4.2%        2.2%        2.0%         --          --          --          --          --          --
Pennsylvania .....        2.6%         --          --         1.3%         --          --         1.2%         --          --
Delaware .........        2.4%         --          --          --         2.4%         --          --          --          --
Nevada ...........        2.3%         --          --         1.7%         --         0.7%         --          --          --
Virginia .........        2.3%        0.5%         --          --         1.1%         --          --         0.7%         --
Michigan .........        2.3%        1.3%         --          --         1.0%         --          --          --          --
Indiana ..........        2.2%        0.5%        0.8%         --          --          --         0.9%         --          --
Oregon ...........        2.2%        0.9%         --         1.3%         --          --          --          --          --
Georgia ..........        2.2%        1.1%         --          --         1.1%         --          --          --          --
North Carolina ...        2.0%        1.1%         --          --         0.8%         --          --          --          --
South Carolina ...        2.0%        2.0%         --          --          --          --          --          --          --
Ohio .............        1.8%        0.8%        1.0%         --          --          --          --          --          --
New Hampshire ....        1.4%        0.7%        0.7%         --          --          --          --          --          --
Utah .............        1.3%         --          --          --         1.3%         --          --          --          --
New Jersey .......        1.2%         --          --          --         1.2%         --          --          --          --
Maine ............        1.1%         --          --          --         1.1%         --          --          --          --
Kansas ...........        1.0%        0.4%         --          --         0.6%         --          --          --          --
Washington .......        0.9%         --          --         0.9%         --          --          --          --          --
Connecticut ......        0.8%        0.8%         --          --          --          --          --          --          --
Rhode Island .....        0.7%        0.7%         --          --          --          --          --          --          --
Montana ..........        0.7%        0.7%         --          --          --          --          --          --          --
Louisiana ........        0.5%         --          --         0.5%         --          --          --          --          --
Alabama ..........        0.4%        0.4%         --          --          --          --          --          --          --
Illinois .........        0.3%        0.3%         --          --          --          --          --          --          --
Massachusetts ....        0.1%        0.1%         --          --          --          --          --          --          --
Wyoming ..........        0.1%         --          --          --         0.1%         --          --          --          --
                        -----       -----       -----       -----       -----       -----       -----       -----       -----
Total ............      100.0%       48.4%       14.4%       11.9%       12.9%        0.7%        6.3%        2.6%        2.7%
                        -----       -----       -----       -----       -----       -----       -----       -----       -----

---------------------
(1) For purposes of determining whether a mortgaged real property is located in Northern California or Southern California, Northern California includes areas with zip codes of 93600 and above and Southern California includes areas below 93600.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL
--------------------------------------------------------------------------------

                                                                              CUT-OFF DATE      % OF INITIAL MORTGAGE
                                                      NUMBER OF MORTGAGE       PRINCIPAL                POOL
                                                            LOANS               BALANCE               BALANCE
---------------------------------------------------------------------------------------------------------------------
Interest-only Loans .............................              4             $284,397,000               29.0%
Single Tenant ...................................             11               88,377,380                9.0
Loans (greater than) 50% Single Tenant ..........             14              226,405,888               23.1
Current Secondary Debt ..........................              1              151,000,000               15.4
Future Secondary Debt Permitted .................             11               88,874,149                9.1
Lockbox .........................................             28              639,220,902               65.2
Escrow Types(1)
---------------
 TI/LC(2) .......................................             18              334,547,990               51.5
 Real Estate Tax ................................             55              704,846,775               71.9
 Insurance ......................................             49              538,496,934               55.0
 Replacement Reserves ...........................             50              671,041,889               68.5

SELECT CHARACTERISTICS OF LOAN GROUP 1
--------------------------------------------------------------------------------

                                                                              CUT-OFF DATE      % OF INITIAL MORTGAGE
                                                      NUMBER OF MORTGAGE       PRINCIPAL               POOL 1
                                                            LOANS               BALANCE               BALANCE
---------------------------------------------------------------------------------------------------------------------
Interest-only Loans .............................              4             $284,397,000               34.9%
Single Tenant ...................................             11               88,377,380               10.8
Loans  (greater than) 50% Single Tenant .........             14              226,405,888               27.7
Current Secondary Debt ..........................              1              151,000,000               18.5
Future Secondary Debt Permitted .................              6               38,865,253                4.0
Lockbox .........................................             26              600,961,380               73.6
Escrow Types(1)
-------------
 TI/LC(2) .......................................             18              334,547,990               51.5
 Real Estate Tax ................................             38              541,042,377               66.3
 Insurance ......................................             32              374,692,535               45.9
 Replacement Reserves ...........................             34              513,737,491               63.0

SELECT CHARACTERISTICS OF LOAN GROUP 2
--------------------------------------------------------------------------------

                                                                              CUT-OFF DATE      % OF INITIAL MORTGAGE
                                                      NUMBER OF MORTGAGE       PRINCIPAL               POOL 2
                                                            LOANS               BALANCE               BALANCE
---------------------------------------------------------------------------------------------------------------------
Interest-only Loans .............................              0             $          0                  0%
Single Tenant ...................................              0                        0                  0
Loans  (greater than) 50% Single Tenant .........              0                        0                  0
Current Secondary Debt ..........................              0                        0                  0
Future Secondary Debt Permitted .................              5               50,008,896               30.5
Lockbox .........................................              2               38,259,522               23.4
Escrow Types(1)
-------------
 TI/LC ..........................................              0                        0                  0
 Real Estate Tax ................................             17              163,804,399              100.0
 Insurance ......................................             17              163,804,399              100.0
 Replacement Reserves ...........................             16              157,304,399               96.0

---------------------
(1)  Does not include mortgage loans with upfront reserves.

(2) TI/LC escrows are expressed as a percentage of only the mortgage loans secured by Office, Retail, Mixed Use and Industrial properties.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL
--------------------------------------------------------------------------------

                       CUT-OFF DATE BALANCE ($)
-------------------------------------------------------------------
             RANGE OF             # OF      AGGREGATE
          CUT-OFF DATE          MORTGAGE   CUT-OFF DATE     % OF
            BALANCES             LOANS      BALANCE ($)     POOL
-------------------------------------------------------------------
$  1,873,176 -   2,999,999          6      $ 15,329,322      1.6%
   3,000,000 -   3,999,999          5        16,801,497      1.7
   4,000,000 -   4,999,999          7        31,243,999      3.2
   5,000,000 -   5,999,999          4        21,096,388      2.2
   6,000,000 -   6,999,999         11        72,406,457      7.4
   7,000,000 -   7,999,999          5        36,675,219      3.7
   8,000,000 -   9,999,999          6        50,983,164      5.2
  10,000,000 -  12,999,999         11       126,577,690     12.9
  13,000,000 -  19,999,999          8       119,574,469     12.2
  20,000,000 -  49,999,999          5       149,660,502     15.3
  50,000,000 -  99,999,999          3       188,500,000     19.2
 100,000,000 - 151,000,000          1       151,000,000     15.4
-------------------------------------------------------------------
 TOTAL:                            72      $979,848,706    100.0%
-------------------------------------------------------------------
 Min: $1,873,176     Max:  $151,000,000    Average:  $13,609,010
-------------------------------------------------------------------

              ORIGINAL TERM TO STATED MATURITY/ARD (MOS)
-------------------------------------------------------------------
                                  # OF      AGGREGATE
       RANGE OF                 MORTGAGE   CUT-OFF DATE     % OF
   ORIGINAL TERMS                LOANS      BALANCE ($)     POOL
-------------------------------------------------------------------
     60 -  60                      12      $338,454,711     34.5%
     61 -  84                       8       158,673,615     16.2
     85 - 120                      44       435,409,730     44.4
    121 - 240                       8        47,310,650      4.8%
-------------------------------------------------------------------
 TOTAL:                            72      $979,848,706    100.0%
-------------------------------------------------------------------
 Min:  60 mos.          Max:  240 mos.        Wtd. Avg.:  95 mos.
-------------------------------------------------------------------

              REMAINING TERM TO STATED MATURITY/ARD (MOS)
-------------------------------------------------------------------
        RANGE OF                  # OF      AGGREGATE
       REMAINING                MORTGAGE   CUT-OFF DATE     % OF
         TERMS                   LOANS      BALANCE ($)     POOL
-------------------------------------------------------------------
       52 -  84                    20      $497,128,326     50.7%
       85 - 119                    42       425,589,730     43.4
      120 - 236                    10        57,130,650      5.8
-------------------------------------------------------------------
 TOTAL:                            72      $979,848,706    100.0%
-------------------------------------------------------------------
 Min:  52 mos.          Max:  236 mos.         Wtd. Avg.:  91 mos.
-------------------------------------------------------------------


                 CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
-------------------------------------------------------------------
        RANGE OF                  # OF      AGGREGATE
      CUT-OFF DATE              MORTGAGE   CUT-OFF DATE     % OF
       LTV RATIOS                 LOANS     BALANCE ($)     POOL
-------------------------------------------------------------------
     30.80 - 49.99                  2      $ 11,991,035      1.2%
     50.00 - 59.99                  4       284,397,000     29.0
     60.00 - 64.99                  3        28,055,264      2.9
     65.00 - 69.99                 10        68,359,774      7.0
     70.00 - 74.99                 23       260,835,782     26.6
     75.00 - 79.99                 25       259,528,796     26.5
     80.00 - 84.70                  5        66,681,055      6.8
-------------------------------------------------------------------
 TOTAL:                            72      $979,848,706    100.0%
-------------------------------------------------------------------
 Min:  30.80%             Max:  84.70%      Wtd. Average:  68.30%
-------------------------------------------------------------------


                   ORIGINAL AMORTIZATION TERM (MOS)
-------------------------------------------------------------------
   RANGE OF ORIGINAL              # OF      AGGREGATE
     AMORTIZATION               MORTGAGE   CUT-OFF DATE     % OF
        TERMS                    LOANS      BALANCE ($)     POOL
-------------------------------------------------------------------
    Interest Only                   4      $284,397,000     29.0%
      180 - 299                     5        58,110,746      5.9
      300 - 329                    11       107,543,233     11.0
      330 - 360                    52       529,797,727     54.1
-------------------------------------------------------------------
 TOTAL:                            72      $979,848,706    100.0%
-------------------------------------------------------------------
 Min:  180 mos.         Max:  360 mos.     Wtd. Avg.:  342 mos.(2)
-------------------------------------------------------------------


                   REMAINING AMORTIZATION TERM (MOS)
-------------------------------------------------------------------
       RANGE OF
      REMAINING                   # OF      AGGREGATE
     AMORTIZATION               MORTGAGE   CUT-OFF DATE     % OF
        TERMS                    LOANS      BALANCE ($)     POOL
-------------------------------------------------------------------
    Interest Only                   4      $284,397,000     29.0%
      176 - 360                    68       695,451,706     71.0
-------------------------------------------------------------------
 TOTAL:                            72      $979,848,706    100.0%
-------------------------------------------------------------------
 Min:  176 mos.         Max:  360 mos.     Wtd. Avg.:  340 mos.(2)
-------------------------------------------------------------------


                LOAN-TO-VALUE RATIO AT MATURITY/ARD (%)
-------------------------------------------------------------------
       RANGE OF                  # OF       AGGREGATE
     MATURITY/ARD              MORTGAGE    CUT-OFF DATE     % OF
      LTV RATIOS                 LOANS      BALANCE ($)     POOL
-------------------------------------------------------------------
    Fully Amortizing                4      $ 19,610,746      2.0%
     46.70 - 49.99                  2        25,194,845      2.6
     50.00 - 54.99                  7       236,012,722     24.1
     55.00 - 59.99                  9       158,053,085     16.1
     60.00 - 62.49                  8        60,423,159      6.2
     62.50 - 64.99                 12       102,705,477     10.5
     65.00 - 67.49                 14       213,696,296     21.8
     67.50 - 69.99                  7        84,603,123      8.6
     70.00 - 75.10                  9        79,549,253      8.1
-------------------------------------------------------------------
 TOTAL:                            72      $979,848,706    100.0%
-------------------------------------------------------------------
 Min:  46.70%             Max:  75.10%       Wtd. Avg.:  61.15%(1)
-------------------------------------------------------------------


                    DEBT SERVICE COVERAGE RATIO (X)
-------------------------------------------------------------------
                                  # OF      AGGREGATE
                                MORTGAGE   CUT-OFF DATE     % OF
    RANGE OF DSCRS               LOANS      BALANCE ($)     POOL
-------------------------------------------------------------------
      1.16 - 1.19                   2      $ 10,814,943      1.1%
      1.20 - 1.24                   7        62,110,868      6.3
      1.25 - 1.29                   8        65,612,736      6.7
      1.30 - 1.34                   8        68,481,562      7.0
      1.35 - 1.39                  12       151,321,808     15.4
      1.40 - 1.44                   7        80,979,581      8.3
      1.45 - 1.49                   9       105,276,879     10.7
      1.50 - 1.59                   6        34,737,887      3.5
      1.60 - 1.99                   7       102,494,466     10.5
      2.00 - 3.17                   6       298,017,975     30.4
-------------------------------------------------------------------
 TOTAL:                            72      $979,848,706    100.0%
-------------------------------------------------------------------
 Min:  1.16x               Max:  3.17x          Wtd. Avg.:  1.79x
-------------------------------------------------------------------


                           MORTGAGE RATE (%)
-------------------------------------------------------------------
                                  # OF      AGGREGATE
    RANGE OF MORTGAGE           MORTGAGE   CUT-OFF DATE     % OF
         RATES                   LOANS      BALANCE ($)     POOL
-------------------------------------------------------------------
     4.800 - 4.999                  3      $158,478,502     16.2%
     5.000 - 5.249                 11       213,003,982     21.7
     5.250 - 5.499                 13       200,825,537     20.5
     5.500 - 5.599                 10       127,693,596     13.0
     5.600 - 5.699                  9        58,836,746      6.0
     5.700 - 5.749                  4        37,121,549      3.8
     5.750 - 5.999                  9        99,130,092     10.1
     6.000 - 6.249                  8        43,947,604      4.5
     6.250 - 6.560                  5        40,811,098      4.2
-------------------------------------------------------------------
 TOTAL:                            72      $979,848,706    100.0%
-------------------------------------------------------------------
 Min:  4.800%             Max:  6.560%         Wtd. Avg.:  5.386%
-------------------------------------------------------------------

---------------------
(1)  Does not include fully amortizing loans.

(2)  Does not include interest only loans.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF LOAN GROUP 1
--------------------------------------------------------------------------------

                       CUT-OFF DATE BALANCE ($)
-------------------------------------------------------------------
             RANGE OF             # OF      AGGREGATE
          CUT-OFF DATE          MORTGAGE   CUT-OFF DATE     % OF
            BALANCES             LOANS      BALANCE ($)    GROUP 1
-------------------------------------------------------------------
 $  1,873,176 -   2,999,999         6      $ 15,329,322      1.9%
    3,000,000 -   3,999,999         5        16,801,497      2.1
    4,000,000 -   4,999,999         5        22,217,710      2.7
    5,000,000 -   5,999,999         3        16,014,887      2.0
    6,000,000 -   6,999,999         6        39,986,212      4.9
    7,000,000 -   7,999,999         4        29,555,219      3.6
    8,000,000 -   9,999,999         5        42,426,982      5.2
   10,000,000 -  12,999,999         8        92,784,977     11.4
   13,000,000 -  19,999,999         5        76,866,524      9.4
   20,000,000 -  49,999,999         4       124,560,980     15.3
   50,000,000 -  99,999,999         3       188,500,000     23.1
  100,000,000 - 151,000,000         1       151,000,000     18.5
-------------------------------------------------------------------
  TOTAL:                           55      $816,044,307    100.0%
-------------------------------------------------------------------
 Min:  $1,873,176      Max:  $151,000,000  Average:  $14,837,169
-------------------------------------------------------------------


              ORIGINAL TERM TO STATED MATURITY/ARD (MOS)
-------------------------------------------------------------------
                                 # OF      AGGREGATE
    RANGE OF                   MORTGAGE   CUT-OFF DATE      % OF
 ORIGINAL TERMS                 LOANS      BALANCE ($)     GROUP 1
-------------------------------------------------------------------
     60 -  60                       9      $301,797,177     37.0%
     61 -  84                       4       117,034,691     14.3
     85 - 120                      34       349,901,788     42.9
    121 - 240                       8        47,310,650      5.8
-------------------------------------------------------------------
  TOTAL:                           55      $816,044,307    100.0%
-------------------------------------------------------------------
  Min:  60 mos.         Max:  240 mos.        Wtd. Avg.:  95 mos.
-------------------------------------------------------------------


              REMAINING TERM TO STATED MATURITY/ARD (MOS)
-------------------------------------------------------------------
    RANGE OF                     # OF      AGGREGATE
   REMAINING                   MORTGAGE   CUT-OFF DATE      % OF
     TERMS                      LOANS      BALANCE ($)     GROUP 1
-------------------------------------------------------------------
     52 -  84                      13      $418,831,869     51.3%
     85 - 119                      33       347,201,788     42.5
    120 - 236                       9        50,010,650      6.1
-------------------------------------------------------------------
  TOTAL:                           55      $816,044,307    100.0%
-------------------------------------------------------------------
  Min:  52 mos.         Max:  236 mos.      Wtd. Avg.:  91 mos.
-------------------------------------------------------------------

                 CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
-------------------------------------------------------------------
      RANGE OF                   # OF      AGGREGATE
    CUT-OFF DATE               MORTGAGE   CUT-OFF DATE      % OF
     LTV RATIOS                 LOANS      BALANCE ($)     GROUP 1
-------------------------------------------------------------------
   30.80 - 49.99                    2      $ 11,991,035      1.5%
   50.00 - 59.99                    4       284,397,000     34.9
   60.00 - 64.99                    3        28,055,264      3.4
   65.00 - 69.99                    9        61,859,774      7.6
   70.00 - 74.99                   20       222,978,733     27.3
   75.00 - 79.99                   14       162,618,538     19.9
   80.00 - 84.70                    3        44,143,963      5.4
-------------------------------------------------------------------
  TOTAL:                           55      $816,044,307    100.0%
-------------------------------------------------------------------
  Min:  30.80%           Max:  84.70%          Wtd. Avg.:  66.52%
-------------------------------------------------------------------


                   ORIGINAL AMORTIZATION TERM (MOS)
-------------------------------------------------------------------
    RANGE OF
    ORIGINAL                     # OF      AGGREGATE
  AMORTIZATION                MORTGAGE    CUT-OFF DATE      % OF
      TERMS                    LOANS       BALANCE ($)     GROUP 1
-------------------------------------------------------------------
   Interest Only                    4      $284,397,000     34.9%
     180 - 299                      5        58,110,746      7.1
     300 - 329                     11       107,543,233     13.2
     330 - 360                     35       365,993,328     44.8
-------------------------------------------------------------------
   TOTAL:                          55      $816,044,307    100.0%
-------------------------------------------------------------------
   Min:  180 mos.       Max:  360 mos.     Wtd. Avg.:  337 mos.(2)
-------------------------------------------------------------------


                   REMAINING AMORTIZATION TERM (MOS)
-------------------------------------------------------------------
    RANGE OF
    REMAINING                     # OF      AGGREGATE
  AMORTIZATION                  MORTGAGE   CUT-OFF DATE     % OF
      TERMS                      LOANS      BALANCE ($)    GROUP 1
-------------------------------------------------------------------
   Interest Only                    4      $284,397,000     34.9%
     176 - 360                     51       531,647,307     65.1
-------------------------------------------------------------------
   TOTAL:                          55      $816,044,307    100.0%
-------------------------------------------------------------------
   Min:  176 mos.       Max:  360 mos.      Wtd. Avg.:  335 mos.(2)
-------------------------------------------------------------------


                LOAN-TO-VALUE RATIO AT MATURITY/ARD (%)
-------------------------------------------------------------------
      RANGE OF                   # OF      AGGREGATE
    MATURITY/ARD              MORTGAGE    CUT-OFF DATE      % OF
     LTV RATIOS                LOANS       BALANCE ($)     GROUP 1
-------------------------------------------------------------------
 Fully Amortizing                   4      $ 19,610,746      2.4%
   46.70 - 49.99                    2        25,194,845      3.1
   50.00 - 54.99                    7       236,012,722     28.9
   55.00 - 59.99                    8       151,579,380     18.6
   60.00 - 62.49                    6        47,639,338      5.8
   62.50 - 64.99                   11        89,557,533     11.0
   65.00 - 67.49                    9       172,593,825     21.2
   67.50 - 69.99                    4        42,422,099      5.2
   70.00 - 74.10                    4        31,433,820      3.9
-------------------------------------------------------------------
  TOTAL:                           55      $816,044,307    100.0%
-------------------------------------------------------------------
  Min:  46.70%            Max:  74.10%     Wtd. Avg.:  59.71%(1)
-------------------------------------------------------------------


                    DEBT SERVICE COVERAGE RATIO (X)
-------------------------------------------------------------------
                                 # OF       AGGREGATE
      RANGE OF                 MORTGAGE    CUT-OFF DATE      % OF
       DSCRS                    LOANS       BALANCE ($)     GROUP 1
-------------------------------------------------------------------
    1.20 - 1.24                     5      $ 39,234,358      4.8%
    1.25 - 1.29                     5        34,077,115      4.2
    1.30 - 1.34                     6        51,444,470      6.3
    1.35 - 1.39                     7       104,457,767     12.8
    1.40 - 1.44                     7        80,979,581      9.9
    1.45 - 1.49                     8        80,177,357      9.8
    1.50 - 1.59                     5        30,242,720      3.7
    1.60 - 1.99                     7       102,494,466     12.6
    2.00 - 3.17                     5       292,936,473     35.9
-------------------------------------------------------------------
  TOTAL:                           55      $816,044,307    100.0%
-------------------------------------------------------------------
  Min:  1.20x              Max:  3.17x          Wtd. Avg.:  1.88x
-------------------------------------------------------------------


                           MORTGAGE RATE (%)
-------------------------------------------------------------------
                                 # OF      AGGREGATE
     RANGE OF                 MORTGAGE    CUT-OFF DATE      % OF
  MORTGAGE RATES               LOANS       BALANCE ($)     GROUP 1
-------------------------------------------------------------------
   4.800 - 4.999                    2      $153,397,000     18.8%
   5.000 - 5.249                    5       139,355,236     17.1
   5.250 - 5.499                   11       177,739,328     21.8
   5.500 - 5.599                    9       115,693,596     14.2
   5.600 - 5.699                    5        34,970,455      4.3
   5.700 - 5.749                    4        37,121,549      4.5
   5.750 - 5.999                    7        79,508,442      9.7
   6.000 - 6.249                    7        37,447,604      4.6
   6.250 - 6.560                    5        40,811,098      5.0
-------------------------------------------------------------------
  TOTAL:                           55      $816,044,307    100.0%
-------------------------------------------------------------------
  Min:  4.800%            Max:  6.560%         Wtd. Avg.:  5.388%
-------------------------------------------------------------------

---------------------
(1)  Does not include fully amortizing loans.

(2)  Does not include interest only loans.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF LOAN GROUP 2
--------------------------------------------------------------------------------

                       CUT-OFF DATE BALANCE ($)
-------------------------------------------------------------------
            RANGE OF             # OF      AGGREGATE
         CUT-OFF DATE         MORTGAGE    CUT-OFF DATE      % OF
           BALANCES             LOANS      BALANCE ($)     GROUP 2
-------------------------------------------------------------------
$  4,495,166 -  4,999,999          2       $  9,026,289      5.5%
   5,000,000 -  5,999,999          1          5,081,502      3.1
   6,000,000 -  6,999,999          5         32,420,246     19.8
   7,000,000 -  7,999,999          1          7,120,000      4.3
   8,000,000 -  9,999,999          1          8,556,182      5.2
  10,000,000 - 12,999,999          3         33,792,714     20.6
  13,000,000 - 19,999,999          3         42,707,944     26.1
  20,000,000 - 25,099,522          1         25,099,522     15.3
-------------------------------------------------------------------
  TOTAL:                          17       $163,804,399    100.0%
-------------------------------------------------------------------
  Min:  $4,495,166    Max:  $25,099,522      Average:  $9,635,553
-------------------------------------------------------------------


              ORIGINAL TERM TO STATED MATURITY/ARD (MOS)
-------------------------------------------------------------------
                                 # OF      AGGREGATE
    RANGE OF                  MORTGAGE    CUT-OFF DATE      % OF
 ORIGINAL TERMS                LOANS       BALANCE ($)     GROUP 2
-------------------------------------------------------------------
     60 - 60                       3       $ 36,657,534     22.4%
     61 - 84                       4         41,638,923     25.4
    85 - 120                      10         85,507,941     52.2
-------------------------------------------------------------------
   TOTAL:                         17       $163,804,399    100.0%
-------------------------------------------------------------------
   Min:  60 mos.         Max:  120 mos.       Wtd. Avg.:  97 mos.
-------------------------------------------------------------------


              REMAINING TERM TO STATED MATURITY/ARD (MOS)
-------------------------------------------------------------------
     RANGE OF                    # OF      AGGREGATE
    REMAINING                 MORTGAGE    CUT-OFF DATE      % OF
      TERMS                    LOANS       BALANCE ($)     GROUP 2
-------------------------------------------------------------------
     57 -  84                      7       $ 78,296,457     47.8%
     85 - 119                      9         78,387,941     47.9
    120 - 120                      1          7,120,000      4.3
-------------------------------------------------------------------
  TOTAL:                          17       $163,804,399    100.0%
-------------------------------------------------------------------
  Min:  57 mos.           Max:  120 mos.     Wtd. Avg.:  94 mos.
-------------------------------------------------------------------


                 CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
-------------------------------------------------------------------
        RANGE OF                 # OF      AGGREGATE
      CUT-OFF DATE            MORTGAGE    CUT-OFF DATE      % OF
       LTV RATIOS              LOANS       BALANCE ($)     GROUP 2
-------------------------------------------------------------------
     68.40 - 69.99                 1        $ 6,500,000      4.0%
     70.00 - 74.99                 3         37,857,048     23.1
     75.00 - 79.99                11         96,910,258     59.2
     80.00 - 83.60                 2         22,537,092     13.8
-------------------------------------------------------------------
  TOTAL:                          17        163,804,399    100.0%
-------------------------------------------------------------------
  Min:  68.40%           Max:  83.60%          Wtd. Avg.:  77.17%
-------------------------------------------------------------------


                   ORIGINAL AMORTIZATION TERM (MOS)
-------------------------------------------------------------------
     RANGE OF
     ORIGINAL                    # OF      AGGREGATE
   AMORTIZATION               MORTGAGE    CUT-OFF DATE      % OF
      TERMS                    LOANS       BALANCE ($)     GROUP 2
-------------------------------------------------------------------
    348 - 360                     17       $163,804,399    100.0%
-------------------------------------------------------------------
  TOTAL:                          17       $163,804,399    100.0%
-------------------------------------------------------------------
  Min:  348 mos.         Max:  360 mos.       Wtd. Avg.:  359mos.
-------------------------------------------------------------------


                   REMAINING AMORTIZATION TERM (MOS)
-------------------------------------------------------------------
     RANGE OF
    REMAINING                    # OF      AGGREGATE
   AMORTIZATION               MORTGAGE    CUT-OFF DATE      % OF
      TERMS                    LOANS       BALANCE ($)     GROUP 2
-------------------------------------------------------------------
    348 - 360                     17       $163,804,399    100.0%
-------------------------------------------------------------------
  TOTAL:                          17       $163,804,399    100.0%
-------------------------------------------------------------------
  Min:  348 mos.        Max:  360 mos.      Wtd. Avg.:  357 mos.
-------------------------------------------------------------------



                LOAN-TO-VALUE RATIO AT MATURITY/ARD (%)
-------------------------------------------------------------------
       RANGE OF                  # OF      AGGREGATE
     MATURITY/ARD             MORTGAGE    CUT-OFF DATE      % OF
      LTV RATIOS               LOANS       BALANCE ($)     GROUP 2
-------------------------------------------------------------------
    59.50 - 59.99                  1       $  6,473,706      4.0%
    60.00 - 62.49                  2         12,783,821      7.8
    62.50 - 64.99                  1         13,147,944      8.0
    65.00 - 67.49                  5         41,102,471     25.1
    67.50 - 69.99                  3         42,181,024     25.8
    70.00 - 75.10                  5         48,115,433     29.4
-------------------------------------------------------------------
  TOTAL:                          17       $163,804,399    100.0%
-------------------------------------------------------------------
  Min:  59.50%           Max:  75.10%          Wtd. Avg.:  68.19%
-------------------------------------------------------------------


                    DEBT SERVICE COVERAGE RATIO (X)
-------------------------------------------------------------------
                                 # OF      AGGREGATE
       RANGE OF               MORTGAGE    CUT-OFF DATE      % OF
        DSCRS                  LOANS       BALANCE ($)     GROUP 2
-------------------------------------------------------------------
     1.16 - 1.19                   2      $ 10,814,943       6.6%
     1.20 - 1.24                   2        22,876,510      14.0
     1.25 - 1.29                   3        31,535,622      19.3
     1.30 - 1.34                   2        17,037,092      10.4
     1.35 - 1.39                   5        46,864,041      28.6
     1.45 - 1.49                   1        25,099,522      15.3
     1.50 - 1.59                   1         4,495,166       2.7
     2.00 - 2.22                   1         5,081,502       3.1
-------------------------------------------------------------------
   TOTAL:                         17      $163,804,399     100.0%
-------------------------------------------------------------------
   Min:  1.16x            Max:  2.22x           Wtd. Avg.:  1.36x
-------------------------------------------------------------------


                           MORTGAGE RATE (%)
-------------------------------------------------------------------
                                 # OF      AGGREGATE
      RANGE OF                MORTGAGE    CUT-OFF DATE      % OF
   MORTGAGE RATES              LOANS       BALANCE ($)     GROUP 2
-------------------------------------------------------------------
    4.990 - 4.999                  1       $  5,081,502      3.1%
    5.000 - 5.249                  6         73,648,746     45.0
    5.250 - 5.499                  2         23,086,209     14.1
    5.500 - 5.599                  1         12,000,000      7.3
    5.600 - 5.699                  4         23,866,292     14.6
    5.750 - 5.999                  2         19,621,650     12.0
    6.000 - 6.020                  1          6,500,000      4.0
-------------------------------------------------------------------
   TOTAL:                         17       $163,804,399    100.0%
-------------------------------------------------------------------
   Min:  4.990%            Max:  6.020%        Wtd. Avg.:  5.374%
-------------------------------------------------------------------


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS OR GROUPS OF CROSS-COLLATERALIZED MORTGAGE LOANS
--------------------------------------------------------------------------------
The following table and summaries describe the ten largest mortgage loans or groups of cross-collateralized mortgage loans in the mortgage pool as measured by cut-off date principal balance:

                                           NUMBER OF                          % OF
                                           MORTGAGE                          INITIAL                          LOAN
                                            LOANS/     CUT-OFF     SHADOW     MORT-                          BALANCE        CUT-OFF
                           MORTGAGE        MORTGAGED    DATE      RATING      GAGE                            PER            DATE
                             LOAN   LOAN    REAL      PRINCIPAL    FITCH/     POOL    PROPERTY   PROPERTY     SF/             LTV
         LOAN NAME          SELLER  GROUP PROPERTIES  BALANCE(1)  MOODY'S(2) BALANCE    TYPE     SIZE(3)      UNIT   DSCR    RATIO
-------------------------- -------- ----- ---------- ------------ ---------- ------- ----------- --------- --------- ------ -------
 Great Mall of the Bay
 Area ....................   MLML     1       1/1    $151,000,000  A-/Baa2    15.4%     Retail   1,281,912 $     118  2.72x   53.2%
 Galileo Pool #1 .........   MLML     1      1/13      77,000,000    N/A       7.9      Retail   1,289,684        60  2.29    58.1
 ARC MHC Portfolio .......   MLML    1/2(6)   2/1(6)   60,978,630    N/A       6.2       MHC(4)      3,273    18,631  1.46    77.6
 Douglas Entrance ........    BOA     1       1/1      57,500,000    N/A       5.9      Office     459,448       125  1.36    72.6
 Galileo Pool #2 .........   MLML     1      1/14      54,000,000   AA/A2      5.5      Retail     993,249        54  3.17    50.0
 Pasadena Courtyard by
 Marriott ................   MLML     1       1/1      38,500,000    N/A       3.9   Hospitality       314   122,611  1.63    71.3
 WestPoint Crossing
 Shopping Center .........   MLML     1       1/1      27,969,697    N/A       2.9      Retail     241,300       116  1.45    79.5
 GFS Marketplace
 Portfolio ...............   MLML     1      1/17      22,212,175    N/A       2.3      Retail     272,053        82  1.75    60.9
 MHC Portfolio --
 Mariner's Cove ..........    BOA     1       1/1      16,452,380    N/A       1.7       MHC(4)        374    43,990  1.20    79.9
 The Clubs at Rhodes
 Ranch ...................    KEY     2       1/1      16,400,000    N/A       1.7      Multi(5)       270    60,741  1.24    75.9
                                             ----    ------------             ----                                    ----    ----
 TOTAL/WEIGHTED
 AVERAGE .................                  11/66    $522,012,882             53.3%                                   2.12X   63.2%

---------------------
(1) In the case of each cross-collateralized mortgage loan group, the aggregate cut-off date principal balance of the mortgage loans making up that group.

(2) Fitch, Inc. and Moody's Investors Service, Inc. have indicated that, in accordance with their respective methodologies, the credit characteristics of the related loan are consistent with the characteristics of the applicable rated obligation.

(3) Property size is indicated in square feet, except with respect to the ARC MHC Portfolio, Pasadena Courtyard by Marriott, MHC Portfolio -- Mariner's Cove and The Clubs at Rhodes Ranch, the property sizes of which are indicated in pads (for manufactured housing community properties), rooms (for hospitality properties) or units (for multifamily rental properties), as applicable.

(4)  Manufactured housing community.

(5)  Multifamily rental property.

(6) The ARC MHC 10 Year Loan and the ARC MHC 5 Year Loan are collectively referred to as the ARC MHC Portfolio Loans. The ARC MHC 10 Year Loan is part of Loan Group 1 and the ARC MHC 5 Year Loan is a part of Loan Group 2.


MORTGAGE POOL PREPAYMENT PROFILE
--------------------------------------------------------------------------------

                                               % OF            % OF         % OF        % OF        % OF      % OF
                                             REMAINING       REMAINING    REMAINING   REMAINING   REMAINING  REMAINING
         MONTHS               AGGREGATE    MORTGAGE POOL     MORTGAGE     MORTGAGE    MORTGAGE    MORTGAGE   MORTGAGE
         SINCE   NUMBER OF    REMAINING      BALANCE--         POOL         POOL        POOL        POOL       POOL
         CUT-OFF  MORTGAGE    PRINCIPAL      LOCKOUT/     BALANCE--YIELD BALANCE: 3% BALANCE: 2% BALANCE: 1% BALANCE--
  DATE    DATE     LOANS      BALANCE(1)   DEFEASANCE(2)   MAINTENANCE    PENALTY     PENALTY     PENALTY     OPEN     TOTAL
------- -------- --------- --------------- -------------  -------------- ----------- ----------- ----------- --------- ------
 Nov-04    6        72     $976,081,141.95      99.26%          0.74%          0%          0%          0%         0%     100%
 Nov-05   18        72      966,953,155.26      99.26           0.74           0           0           0          0      100
 Nov-06   30        72      956,435,934.62      97.28           1.33        1.39           0           0          0      100
 Nov-07   42        72      944,835,954.48      97.30           1.33           0        1.37           0          0      100
 Nov-08   54        69      697,755,219.71      93.49           1.77           0           0        1.81       2.93      100
 Nov-09   66        60      591,521,994.03      94.50           5.50           0           0           0          0      100
 Nov-10   78        57      513,026,658.61      93.77           5.77           0           0           0       0.47      100
 Nov-11   90        52      419,900,743.13      93.10           6.90           0           0           0          0      100
 Nov-12   102       52      409,015,633.91      93.08           6.92           0           0           0          0      100
 Nov-13   114       49      364,943,635.17      71.13           7.57           0           0           0      21.3       100
 Nov-14   126        8       33,006,804.19      93.23              0           0           0           0       6.77      100
 Nov-15   138        4        7,276,044.00     100.00              0           0           0           0          0      100
 Nov-16   150        4        5,758,154.00     100.00              0           0           0           0          0      100
 Nov-17   162        4        4,147,463.42     100.00              0           0           0           0          0      100
 Nov-18   174        4        2,439,534.18      96.37              0           0           0           0       3.63      100
 Nov-19   186        1        1,550,888.74     100.00              0           0           0           0          0      100
 Nov-20   198        1        1,215,036.97     100.00              0           0           0           0          0      100
 Nov-21   210        1          856,898.15     100.00              0           0           0           0          0      100
 Nov-22   222        1          475,278.50     100.00              0           0           0           0          0      100
 Nov-23   234        1           68,638.54          0              0           0           0           0        100      100
 Nov-24   246        0                   0          0              0           0           0           0          0        0


---------------------
(1) Calculated assuming that no mortgage loan prepays, defaults or is repurchased prior to stated maturity, except that the ARD Loans are assumed to pay in full on their respective anticipated repayment dates. Otherwise calculated based on maturity assumptions to be described in the prospectus supplement.

(2) Mortgage loans included in this category are locked out from prepayment, but may include periods during which defeasance is permitted.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

GREAT MALL OF THE BAY AREA
--------------------------


                                 [PHOTO OMITTED]


                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 Number of Mortgaged Real Properties                                           1
 Location (City/State)                                              Milpitas, CA
 Property Type                                                            Retail
 Size (Sq. Ft.)                                                        1,281,912
 Percentage Occupancy as of March 9, 2004                                  88.2%
 Year Built                                                                 1994
 Appraised Value                                                    $284,000,000
 # of Tenants                                                                217
 Average Rent Per Square Foot                                             $16.14
 Underwritten Occupancy                                                    91.8%
 Underwritten Revenues                                               $32,803,112
 Underwritten Total Expenses                                         $11,541,995
 Underwritten Net Operating Income (NOI)                             $21,261,117
 Underwritten Net Cash Flow (NCF)                                    $20,016,465


                                 [PHOTO OMITTED]

                               LOAN INFORMATION(1)
--------------------------------------------------------------------------------
 Mortgage Loan Seller                                                       MLML
 Origination Date                                                       08/05/03
 Cut-off Date Principal Balance                                     $151,000,000
 Cut-off Date B Note Balance                                         $24,000,000
 Cut-off Date Loan Balance Per SF/Unit                                   $117.79
 Percentage of Initial Mortgage Pool Balance                               15.4%
 Number of Mortgage Loans                                                      1
 Type of Security (fee/leasehold)                                            Fee
 Mortgage Rate                                                           4.8000%
 Amortization Type                                                 Interest Only
 IO Period (Months)                                                           60
 Original Term to Maturity/ARD (Months)                                       60
 Original Amortization Term (Months)                                         NAP
 Lockbox                                                                 Hard(2)
 Cut-off Date LTV Ratio                                                    53.2%
 LTV Ratio at Maturity or ARD                                              53.2%
 Underwritten DSCR on NOI                                                  2.89x
 Underwritten DSCR on NCF                                                  2.72x

---------------------
(1) Fitch, Inc. and Moody's Investors Service, Inc., have indicated that in accordance with their respective methodologies, the credit characteristics of the Great Mall of the Bay Area mortgage loan are consistent with the characteristics of an A-/Baa2 obligation, respectively.

(2) The loan is structured with a lockbox account into which all rents from the Great Mall of the Bay Area property are required to be deposited. Prior to the occurrence of a Cash Management Trigger Event, amounts in the lockbox account are swept daily to a borrower controlled account. Upon the occurrence of a Cash Management Trigger Event, all monies from the lockbox account are required to be swept into a cash management account controlled by the lender. A "Cash Management Trigger Event" occurs upon the earlier of an event of default or the debt service coverage ratio falling below 1.05x.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------


                                  [MAP OMITTED]


---------------------
(1) Kohl's Department Stores have entered into a letter of intent for a lease of this space and certain additional space. The premises are anticipated to be delivered to Kohl's in mid-2005. Subject to successful lease negotiation and terms that are acceptable to the lender, Kohl's is anticipated to take occupancy and start paying rent in mid-2005. The space is currently occupied by Vans SkatePark

(2) Sears has entered into a 5-year lease with two 5-year extension options for 29,491 square feet of a previously vacant junior anchor space. Borrower anticipates that Sears will open the store in July 2004 with rent payment commencing shortly thereafter.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------


                                 [MAP OMITTED]


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Great Mall of the Bay Area Loan") is evidenced by a promissory note in the original principal amount of $151,000,000, secured by a deed of trust encumbering a regional mall located at 447 Great Mall Drive, Milpitas, California (the "Great Mall of the Bay Area Property"). The Great Mall of the Bay Area Loan represents approximately 15.4% of the initial mortgage pool balance and 18.5% of the initial loan group 1 balance. The Great Mall of the Bay Area Loan was originated on August 5, 2003, and has a principal balance as of the cut-off date of $151,000,000.

The Great Mall of the Bay Area Loan is part of an A/B loan structure comprised of the Great Mall of the Bay Area Loan and a companion B note loan, which is evidenced by a promissory note and similarly secured by the Great Mall of the Bay Area Property. The Great Mall of the Bay Area companion B note loan has a principal balance of $24,000,000 as of May 1, 2004. The Great Mall of the Bay Area companion B note loan will not be included in the trust.

The Great Mall of the Bay Area Loan has a remaining term of 52 months and a scheduled maturity date of September 1, 2008. The Great Mall of the Bay Area Loan may be prepaid on or after June 1, 2008, and permits defeasance with United States government obligations beginning two years after the creation of the securitization trust.

THE BORROWER. The borrower is Milpitas Mills Limited Partnership, which is a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Great Mall of the Bay Area Loan. The general partners of the borrower are Milpitas Mills L.L.C. (0.1%), 100% owned by The Mills Limited Partnership, and Westwind Great Mall Management, LP (0.01%), an affiliate of Kan Am Grund Kapitalanlagesellschaft mbH. The limited partners of the borrower are The Mills Limited Partnership (48.90%) and Kan Am Kapitalanlagesellschaft mbH (50.99%).

Headquartered in Arlington, Virginia, The Mills Corporation is a fully integrated, self-managed real estate investment trust (REIT) that became publicly traded in April 1994. Through its subsidiaries and partnerships, The Mills Corporation currently has an interest in twenty-six properties, totaling approximately 26,037,000 square feet. The twenty-six properties consist of fifteen Mills Landmark Centers, ten 21st Century Retail and Entertainment Centers and one International Retail and Entertainment Center. As of March 22, 2004, The Mills Corporation had an equity market capitalization of approximately $3.0 billion (including approximately $409 million of preferred equity as of December 31, 2003).

Headquartered in Munich, Germany, the Kan Am Group is a syndicator of closed-end real estate funds. The Kan Am Group has invested over 4 billion euros on behalf of private and institutional investors through publicly offered closed-end and open-end real estate funds. The Mills Corporation has an established relationship with the Kan Am Group. The Kan Am Group has invested equity in various projects with The Mills Corporation, including Arundel Mills, Colorado Mills, Concord Mills, Discover Mills, Grapevine Mills, Katy Mills, Ontario Mills, St. Louis Mills, The Block at Orange, Meadowlands Xanadu (under development) and Pittsburgh Mills (under development). Executives of the Kan Am Group also hold three seats on The Mills Corporation's board of directors.

THE PROPERTY. The Great Mall of the Bay Area Property is an enclosed single-story entertainment oriented regional mall located in the county of Santa Clara, California. The property was redeveloped and re-fitted to function as a regional mall in 1994. Within the last three years, the property has received improvements that totaled approximately $80 million which included an upgrade and renovation of the entire interior corridor system, a new 71,300 square foot movie theater added on the north elevation, a new 580-space parking structure added on the east elevation, new entrance canopies, a new plaza area adjacent to the north entrance, and an Outback Steakhouse adjacent to the theater. The entire building was also painted and visually upgraded. The mall consists of approximately 1,281,912 square feet of gross retail space with approximately 217 stores, which includes 12 anchor/major tenants such as Burlington Coat Factory, Century Theatres (20 screens), Dave & Buster's, Sportmart, Marshall's, Linens n Things, Media Play, Off 5th - Saks Fifth Avenue, Group USA, Old Navy, and a soon-to-open Sears (see footnote 4 of the following page).

The Great Mall of the Bay Area Property is located along the northerly side of Great Mall Parkway, between E. Montague Expressway (east) and S. Main Street
(west). The mall has pedestrian access from the recently completed extension of the light rail system along the western border of the site. Additionally, regional access is provided between Interstates 680 and 880, just south of Highway 237 and 5 miles north of US 101.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

The following table presents certain information relating to the major tenants at the Great Mall of the Bay Area Property:

                                             ANCHOR TENANTS/SIGNIFICANT IN-LINE TENANTS
                                             ------------------------------------------

                                                                             CREDIT        SQUARE   % OF  SALES    BASE      LEASE
                                                                            RATINGS         FEET     GLA  PSF(2)   RENT   EXPIRATION
                                                                          (FITCH/S&P/                               PSF
 TENANT NAME                                       PARENT COMPANY          MOODY'S)(1)
------------------------------------------------------------------------------------------------------------------------------------
 Burlington Coat Factory .......... Burlington Coat Factory Warehouse         NA/NA/NA    117,000   9.1%   $101   $  6.84   1/2009
                                            Corporation (NYSE: BCF)
 Century Theatres (20 screens) ....            Century Theatres               NA/NA/NA     71,300   5.6%   $200   $ 19.00   12/2010
 Dave & Buster's ..................    Dave & Buster's, Inc. (NYSE: DAB)      NA/NA/NA     64,279   5.0%   $277   $ 15.50   1/2021
 Vans SkatePark(3) ................         Vans, Inc. (NYSE: VANS)           NA/NA/NA     56,404   4.4%   $ 32   $  5.88   11/2004
 Sportmart ........................ The Sports Authority, Inc. (NYSE: TSA)    NA/NA/NA     55,993   4.4%   $122   $  5.00   1/2010
 Marshall's .......................   The TJX Companies, Inc. (NYSE: TJX)     NA/A/A3      52,504   4.1%   $205   $  8.38   1/2010
 Linens n Things ..................    Linens N Things, Inc. (NYSE: LIN)      NA/NA/NA     42,327   3.3%   $107   $ 11.00   1/2005
 Media Play .......................        The Musicland Group, Inc.          NA/NA/NA     34,970   2.7%   $152   $ 11.25   1/2010
 Sears(4) .........................     Sears Roebuck and Co. (NYSE: S)    BBB+/BBB/Baa1   29,491   2.3%    NAP   $  7.50   7/2009
 Off 5th - Saks Fifth Avenue ......      Saks Incorporated (NYSE: SKS)       BB-/NA/Ba3    27,461   2.1%   $323   $  6.53   1/2010
 Group USA ........................                Group USA                  NA/NA/NA     20,847   1.6%   $121   $ 11.00   8/2006
 Old Navy .........................        The Gap, Inc. (NYSE: GPS)        BB+/BB+/Ba2    20,134   1.6%   $398   $ 20.07   1/2005
------------------------------------------------------------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Great Mall of the Bay Area Property:

                                                     LEASE ROLLOVER SCHEDULE(6)
                                                     --------------------------

                     NUMBER OF    SQUARE                             % OF     CUMULATIVE    CUMULATIVE   CUMULATIVE  CUMULATIVE
                      LEASES      FEET     % OF GLA    BASE RENT  BASE RENT  SQUARE FEET      % OF       BASE RENT     % OF
 YEAR                EXPIRING   EXPIRING   EXPIRING    EXPIRING    EXPIRING    EXPIRING   GLA EXPIRING    EXPIRING   BASE RENT
--------------------------------------------------------------------------------------------------------------------------------
 Vacant(5) .......      NAP      119,001      9.3%          NAP        NAP      119,001         9.3%           NAP         NAP
 Temporary &
  Month-to-month .       38      108,968      8.5%   $   662,693      3.5%      227,969        17.8%    $   662,693      3.5%
 2004 ............       28      108,672      8.5%   $ 1,986,373     10.6%      336,641        26.3%    $ 2,649,066     14.1%
 2005 ............       20      127,218      9.9%   $ 2,198,583     11.7%      463,859        36.2%    $ 4,847,649     25.8%
 2006 ............       28      106,392      8.3%   $ 2,147,044     11.4%      570,251        44.5%    $ 6,994,693     37.3%
 2007 ............       14       26,115      2.0%   $   785,389      4.2%      596,366        46.5%    $ 7,780,082     41.4%
 2008 ............       19       42,731      3.3%   $ 1,189,016      6.3%      639,097        49.9%    $ 8,969,098     47.8%
 2009 ............       13      177,670     13.9%   $ 1,838,177      9.8%      816,767        63.7%    $10,807,274     57.6%
 2010 ............       19      263,913     20.6%   $ 3,457,523     18.4%    1,080,680        84.3%    $14,264,797     76.0%
 2011 ............       12       27,616      2.2%   $   818,287      4.4%    1,108,296        86.5%    $15,083,084     80.3%
 2012 ............        8       34,632      2.7%   $   725,838      3.9%    1,142,928        89.2%    $15,808,922     84.2%
 2013 ............       14       56,405      4.4%   $ 1,653,262      8.8%    1,199,333        93.6%    $17,462,184     93.0%
 2014 ............        3       18,300      1.4%   $   313,807      1.7%    1,217,633        95.0%    $17,775,991     94.7%
 Thereafter ......        1       64,279      5.0%   $   996,324      5.3%    1,281,912       100.0%    $18,772,315    100.0%
--------------------------------------------------------------------------------------------------------------------------------
 TOTAL ...........      217    1,281,912    100.0%   $18,772,315    100.0%    1,281,912       100.0%    $18,772,315    100.0%
--------------------------------------------------------------------------------------------------------------------------------

---------------------
(1) Ratings provided are for the entity listed in the "Parent Company" column whether or not the parent company guarantees the lease.

(2) Sales per square foot for the 12-month period ending December 31, 2003 as reported by the borrower. No representation is made as to the accuracy of the sales data.

(3) Vans SkatePark terminated its former lease ($849,095 annual rent with expiration in 2010) on February 11, 2004. In conjunction with the lease termination, Vans signed a lease renewal with an annual rent of $331,656, expiring in November 2004, and paid a $2,500,000 termination fee to the borrower, which amount is currently held in escrow. In addition, the borrower and Kohl's Department Stores have entered into a letter of intent for a lease of this space and certain additional space. The premises are anticipated to be delivered to Kohl's in mid-2005. Subject to successful lease negotiation and terms that are acceptable to the lender, Kohl's is anticipated to take occupancy and start paying rent in mid-2005, at which time the borrower will be entitled to receive the escrowed termination fee.

(4) Sears has entered into a 5-year lease with two 5-year extension options for 29,491 square feet of a previously vacant junior anchor space. Initial annual rent is $7.50 per square foot and increases to $9.00 per square foot in years 2-3 and $9.50 per square foot in years 4-5. Sears will also contribute $1 per square foot to common area maintenance and its proportionate share of real estate taxes. Borrower anticipates that Sears will open the store in July 2004 with rent payment commencing shortly thereafter.

(5) The space leased pursuant to the Sears lease is not included as vacant space.

(6)  Information obtained from underwritten rent roll.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

THE MARKET.(1) The Great Mall of the Bay Area Property is located in the City of Milpitas, which is located on the southeastern shore of San Francisco Bay, bounded on the north by the Santa Clara County/Alameda County border and City of Fremont, on the south by the City of San Jose, on the east by mountainous areas, and on the west by the cities of San Jose and Santa Clara. Santa Clara County is a part of the larger Silicon Valley submarket, which encompasses approximately 1,740 square miles and includes San Mateo County.

The Great Mall of the Bay Area Property's primary trade area resides within an approximate 15-mile radius. However, as the mall is considered a destination retail and entertainment center, it has the potential to draw shoppers from an approximate 40-mile radius. Population within the mall's primary trade area was estimated to be 1,957,496 in 2002 which represented a compound annual growth rate of an estimated 1.26% from 1990 to 2002. The number of households in this area was estimated at 653,047 with an average household income of approximately $115,186 in 2002.

ESCROWS/RESERVES. The following escrows/reserves have been established with respect to the Great Mall of the Bay Area Loan:

                           ESCROWS/RESERVES
                           ----------------

 TYPE                                      INITIALLY         MONTHLY
---------------------------------------------------------------------
  Required Repairs Reserve .........     $   39,879     $        0
  Vans Reserve .....................     $2,500,000     $        0

The $2,500,000 Vans Reserve was established in connection with Vans SkatePark terminating its lease. The Vans Reserve will be released to the borrower when all of the following conditions are satisfied: (a) the borrower delivers to the lender an acceptable executed lease, (b) the borrower is not in default, (c) the replacement tenant takes occupancy and has opened for business to the public,
(d) the replacement tenant starts paying rent, and (e) the borrower satisfies all payment and construction obligations to the replacement tenant, if any.

Additionally, the lender conditionally waived the requirements contained in the loan documents providing for certain escrows of real estate taxes, insurance and replacement reserves, provided that: (a) no event of default has occurred and is continuing and (b) the actual trailing 12-month debt service coverage is not at any time less than 1.05. In the event either trigger event described in (a) or
(b) above occurs, the borrower is required to make deposits into the reserve accounts. In lieu of the borrower making such deposits, the borrower may provide a letter of credit, equal to the amounts of those deposits required under the loan documents, that is issued by a domestic eligible institution or the U.S. agency or branch of a foreign eligible institution.

PARTIAL RELEASE. The borrowers may obtain the release of certain parcels of the Great Mall of the Bay Area Property from the mortgage lien upon the satisfaction of certain requirements other than defeasance. No material value was assigned to such parcels by the mortgage loan seller in the underwriting of the Great Mall of the Bay Area Loan.

ENVIRONMENTAL MATTERS. A third party environmental consulting firm that performed the most recent environmental site assessment stated that as a result of the property's former use, the former owner remediated the property, developed a site management plan and received formal closure status from the State of California. The consultant also stated that a recent subsurface investigation identified the presence of certain groundwater contamination, caused by off-site contaminant migration. However, the state has issued a formal letter stating that the contaminants did not originate from the subject property, that the subject property remains in compliance with the site management plan, and that the state would not modify its prior order of no further remediation. The loan documents require continued compliance with the site management plan and applicable environmental laws.

PROPERTY MANAGEMENT. Milpitas MALP, L.L.C., is the property manager for the Great Mall of the Bay Area Property. The property manager is affiliated with the borrower.


---------------------
(1) Certain information is from the third party appraisal dated July 23, 2003. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

GALILEO POOL #1
---------------


                                [PHOTO OMITTED]


                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 Number of Mortgaged Real Properties                                          13
 Location (City/State)                                                 See table
 Property Type                                                            Retail
 Size (Sq. Ft.)                                                        1,289,684
 Wtd. Avg. Percentage Occupancy as of January 30, 2004                  98.1%(1)
 Year Built                                                            See table
 Appraised Value                                                    $132,600,000
 Underwritten Occupancy                                                    91.2%
 Underwritten Revenues                                               $13,976,160
 Underwritten Total Expenses                                         $ 3,540,831
 Underwritten Net Operating Income (NOI)                             $10,435,328
 Underwritten Net Cash Flow (NCF)                                    $ 9,534,698


                                [PHOTO OMITTED]


                                LOAN INFORMATION
--------------------------------------------------------------------------------
 Mortgage Loan Seller                                                       MLML
 Origination Date                                                       10/23/03
 Cut-off Date Principal Balance                                      $77,000,000
 Cut-off Date Loan Balance Per SF/Unit                                    $59.70
 Percentage of Initial Mortgage Pool Balance                                7.9%
 Number of Mortgage Loans                                                      1
 Type of Security (fee/leasehold)                                Fee & Leasehold
 Mortgage Rate                                                            5.330%
 Amortization Type                                                 Interest Only
 IO Period (Months)                                                           60
 Original Term to Maturity/ARD (Months)                                       60
 Original Amortization Term (Months)                                         NAP
 Lockbox                                                  Soft-Springing Hard(2)
 Cut-off Date LTV Ratio                                                    58.1%
 LTV Ratio at Maturity or ARD                                              58.1%
 Underwritten DSCR on NOI                                                  2.51x
 Underwritten DSCR on NCF                                                  2.29x

---------------------
(1) Includes Winn Dixie space which is not occupied but on which Winn Dixie is paying rent.

(2) The loan is structured with a lockbox account into which all proceeds from the Galileo Pool #1 Loan Properties are required to be deposited. Upon occurrence of a Cash Management Trigger Event, all monies from the lockbox account are required to be swept into a cash management account controlled by the lender. A "Cash Management Trigger Event" occurs upon the earlier of an event of default or the debt service coverage ratio falling below 1.15x for any trailing 12-month period.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------


                                 [MAP OMITTED]


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Galileo Pool #1 Loan") is evidenced by a single promissory note and is secured by first mortgages encumbering 13 community shopping centers and power centers located in eight states. The Galileo Pool #1 Loan represents approximately 7.9% of the initial balance and 9.4% of the initial loan group 1 balance. The Galileo Pool #1 Loan was originated on October 23, 2003, and has a principal balance as of the cut-off date of $77,000,000.

The Galileo Pool #1 Loan has a remaining term of 54 months and a scheduled maturity date of November 1, 2008. The Galileo Pool #1 Loan may be prepaid on or after September 1, 2008, and permits defeasance with United States government obligations beginning two years after the creation of the securitization trust.

THE BORROWERS. The borrowers are Galileo CMBS T1 HL LLC, a single purpose bankruptcy-remote entity, and certain other affiliated single purpose bankruptcy-remote entities, owned and controlled indirectly by Galileo America LLC. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Galileo Pool #1 Loan. The borrowers are wholly-owned indirectly by Galileo America LLC, a Delaware limited liability company (the "JV"), the members of which are Galileo America, Inc., a real estate investment trust (REIT) that has a 90% interest in the JV, and CBL & Associates Properties, Inc. ("CBL"), an NYSE-listed REIT that has a 10% interest in the JV.

Galileo America, Inc. is wholly-owned by Galileo Shopping America Trust ("GSA"), a publicly traded Australian real estate investment trust on the Australian Stock Exchange that was formed in 2003 and that had $279 million of assets as of December 31, 2003.

CBL, the 10% owner of the JV, is a Chattanooga, Tennessee-based REIT that has been a shopping center owner and developer since 1978 and publicly traded on the NYSE since 1993. CBL currently owns 60 malls containing 47,570,176 square feet and has a market capitalization of approximately $6.4 billion. In addition to its interest in the JV, CBL will provide property management and leasing services to the borrowers under a long-term contract.

THE PROPERTIES. The Galileo Pool #1 Loan is collateralized by 13 properties (the "Galileo Pool #1 Loan Properties") containing a total of 1,289,684 square feet. The properties are located in eight states and include 157 national and local retail tenants.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

The following table presents certain information regarding the Galileo Pool #1 Loan Properties.

                                                      PORTFOLIO PROPERTIES
                                                      --------------------

                                                         YEAR
                                                         BUILT/     SQUARE
                PROPERTY                LOCATION       RENOVATED     FEET    OCCUPANCY            ANCHOR TENANTS
--------------------------------------------------------------------------------------------------------------------------------
 Anderson Plaza ...............      Greenwood, SC        1983      46,258      79.2%                Food Lion
 Briarcliff Square ............      Oak Ridge, TN        1989      41,778      94.5                 Food Lion
 Bulloch Plaza ................     Statesboro, GA        1986      39,264     100.0                 Food Lion
 Chestnut Hills ...............       Murray, KY          1982      68,364     100.0                 JC Penney
 Collins Park Commons .........     Plant City, FL        1989      37,458      97.3              Tractor Supply
 Garden City Plaza ............     Garden City, KS       1984      76,246     100.0                 JC Penney
 Kingston Overlook ............      Knoxville, TN        1996     119,360     100.0    Michael's, Babies "R" Us, American
                                                                                                  Signature Home
 Ladys Island Shopping Center .      Beaufort, SC         1983      60,687     100.0            Winn Dixie, Eckerd
 Lions Head ...................      Nashville, TN     1982/1999    99,165      94.5           Office Max, Steinmart
 Marketplace at Flower Mound ..    Flower Mound, TX       1998     113,349     100.0                Winn Dixie(1)
 Northridge Plaza ............. Hilton Head Island, SC    1984      79,570      98.5        Home Goods, Dollar General
 Seacoast Shopping Center .....      Seabrook, NH         1991      91,690     100.0                  Shaw's
 Springhurst ..................     Louisville, KY        1997     416,495      98.8        Cinemark, TJ Maxx, Kohl's,
                                                                                                  Books-A-Million,
                                                                                          Dick's Clothing and Sporting Goods,
                                                                                            Fashion Shop, OfficeMax, Liquor
                                                                                                         Barn
--------------------------------------------------------------------------------------------------------------------------------
 TOTAL ........................                                  1,289,684      98.1%
--------------------------------------------------------------------------------------------------------------------------------

The following table presents certain information relating to the 10 largest tenants at the Galileo Pool #1 Loan Properties:

                                            TEN LARGEST TENANTS BY BASE RENT
                                            --------------------------------

                                                           CREDIT                               % OF              % OF
                                                          RATINGS      NUMBER OF             PORTFOLIO         PORTFOLIO
 TENANT                           PARENT COMPANY      (MOODY'S/S&P)(2)  STORES    BASE RENT  BASE RENT    SF      SF
--------------------------------------------------------------------------------------------------------------------------
 Cinemark ..............       Cinemark USA, Inc.          B3/B+           1     $1,109,262     9.4%    79,233    6.1%
 Kohl's ................       Kohl's Corporation          A3/A-           1        671,026     5.7     86,584    6.7
 Food Lion .............        Delhaize America          Ba1/BB+          3        598,368     5.1     95,822    7.4
 Shaw's ................        J Sainsbury, Plc          A3/BB+           1        590,400     5.0     49,200    3.8
 Office Max ............         Boise Cascade            Ba2/BB           2        535,122     4.5     47,039    3.6
 Liquor Barn ...........          Liquor Barn               NR             1        443,159     3.8     42,000    3.3
 Dick's Clothing and
   Sporting Goods ......  Dick's Sporting Goods, Inc.       NR             1        405,000     3.4     45,000    3.5
 Babies "R" Us .........       Toys "R" Us, Inc.          Ba2/BB           1        340,000     2.9     42,296    3.3
 Fashion Shop ..........          Fashion Shop              NR             1        281,999     2.4     26,111    2.0
 Home Goods ............    The TJ X Companies, Inc.       A3/A            1        278,396     2.4     35,922    2.8
--------------------------------------------------------------------------------------------------------------------------
 TOTAL .................                                                  13     $5,252,732    44.6%   549,207   42.6%
--------------------------------------------------------------------------------------------------------------------------

---------------------
(1) Winn Dixie has vacated the premises but continues to pay rent pursuant to a lease expiring in 2019. The mortgage loan seller has excluded the Winn Dixie rent from its underwritten net cash flow.

(2) Ratings provided are for the entity listed in the "Parent Company" column whether or not the parent company guarantees the lease.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Galileo Pool #1 Loan Properties:

                                                    LEASE ROLLOVER SCHEDULE(1)
                                                    --------------------------

                     NUMBER     SQUARE      % OF                  % OF BASE   CUMULATIVE  CUMULATIVE    CUMULATIVE   CUMULATIVE %
                   OF LEASES     FEET       GLA       BASE RENT     RENT     SQUARE FEET   % OF GLA     BASE RENT   OF BASE RENT
 YEAR               EXPIRING   EXPIRING  EXPIRING     EXPIRING    EXPIRING     EXPIRING    EXPIRING     EXPIRING      EXPIRING
----------------------------------------------------------------------------------------------------------------------------------
 Vacant ..........    NAP        87,662       6.8%      NAP         NAP          87,662        6.8%       NAP            NAP
 Month-to-month ..      2         8,518       0.7   $    52,191        0.4%      96,180        7.5    $    52,191          0.4%
 2004 ............     28        93,396       7.2       911,048        7.7      189,576       14.7        963,239          8.2
 2005 ............     23        46,890       3.6       706,503        6.0      236,466       18.3      1,669,742         14.2
 2006 ............     24       136,425      10.6     1,249,112       10.6      372,891       28.9      2,918,854         24.8
 2007 ............     30       176,190      13.7     1,800,555       15.3      549,081       42.6      4,719,409         40.1
 2008 ............     23       149,689      11.6     1,294,191       11.0      698,770       54.2      6,013,600         51.1
 2009 ............      8        67,831       5.3       680,779        5.8      766,601       59.4      6,694,379         56.9
 2010 ............      6        46,952       3.6       442,477        3.8      813,553       63.1      7,136,856         60.6
 2011 ............      2         4,200       0.3        53,290        0.5      817,753       63.4      7,190,146         61.1
 2012 ............      4       130,122      10.1     1,364,455       11.6      947,875       73.5      8,554,601         72.6
 2013 ............      1        23,500       1.8       235,000        2.0      971,375       75.3      8,789,601         74.6
 2014 ............      2        83,953       6.5       500,443        4.2    1,055,328       81.8      9,290,044         78.9
 Thereafter ......      4       234,356      18.2     2,485,410       21.1    1,289,684      100.0     11,775,454        100.0
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL ...........    157     1,289,684     100.0%  $11,775,454      100.0%   1,289,684      100.0%   $11,775,454        100.0%
----------------------------------------------------------------------------------------------------------------------------------

GEOGRAPHIC DISTRIBUTION. The Galileo Pool #1 Loan Properties are geographically distributed as follows:

                             NUMBER OF     SQUARE     % OF TOTAL       UW       % OF TOTAL
 STATE                      PROPERTIES      FEET     SQUARE FEET       NCF           NCF
--------------------------------------------------------------------------------------------
  Kentucky ...............      2         484,859         37.6%   $4,469,741         46.9%
  Tennessee ..............      3         260,303         20.2     1,832,302         19.2
  South Carolina .........      3         186,515         14.5     1,059,935         11.1
  Texas ..................      1         113,349          8.8       530,449          5.6
  New Hampshire ..........      1          91,690          7.1       883,289          9.3
  Kansas .................      1          76,246          5.9       498,183          5.2
  Georgia ................      1          39,264          3.0       162,107          1.7
  Florida ................      1          37,458          2.9        98,691          1.0
--------------------------------------------------------------------------------------------
  TOTAL ..................     13       1,289,684        100.0%   $9,534,698        100.0%
--------------------------------------------------------------------------------------------

ESCROWS. The following escrows/reserves have been established with respect to the Galileo Pool #1 Loan:

                 ESCROWS / RESERVES
                 ------------------

 TYPE:                           INITIAL     MONTHLY
-----------------------------------------------------
  Real Estate Taxes .......... $299,987   $100,604
  Insurance .................. $379,546   $ 34,504
  Immediate Repairs .......... $143,671   $      0
  Rollover Reserves .......... $ 44,398   $ 44,398
  Replacement Reserves ....... $ 30,655   $ 30,655
  Ground Rent Reserve ........ $ 12,083   $  6,042
-----------------------------------------------------

---------------------
(1)  Information obtained from underwritten rent roll.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

PARTIAL DEFEASANCE. The borrowers may obtain a release of individual properties from the mortgage lien by defeasance subject to certain conditions including providing defeasance collateral in an amount equal to 125% of then-current allocated loan amount for such property(ies). The borrowers may also obtain the release of certain parcels of individual properties from the mortgage lien upon the satisfaction of certain requirements other than defeasance. No material value was assigned to such parcels by the mortgage loan seller in the underwriting of the Galileo Pool #1 Loan.

SUBSTITUTION. The terms of the Galileo Pool #1 Loan permit the borrowers to obtain a release of one or more of the properties from the mortgage lien by substituting another property or properties of like kind and quality owned or acquired by the borrowers, subject, in each case, to the fulfillment of certain conditions as described in the loan documents. See "Description of the Mortgage Pool--Terms and Conditions of the Mortgage Pool--Collateral Substitution and Partial Release Provisions" in the prospectus supplement.

ENVIRONMENTAL MATTERS. A third party environmental consulting firm that performed some of the Phase I environmental site assessments recommended that Phase II investigations be performed due to the existence of on-site dry cleaners on three properties securing the Loan -- Briarcliff Square, Lady's Island Shopping Center and Northridge Plaza. Phase II investigations were not performed on these properties. See "Description of the Mortgage Pool--Assessments of Property Condition--Environmental Assessments" in the prospectus supplement.

PROPERTY MANAGEMENT. CBL & Associates Management, Inc. is the property manager for the 13 properties providing security for the Galileo Pool #1 Loan. The property manager is affiliated with the borrower through its parent company's 10% ownership interest in Galileo America LLC, the indirect owner of the borrowers.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

ARC MHC PORTFOLIO LOANS
-----------------------


                                [PHOTO OMITTED]


                      PROPERTY INFORMATION
--------------------------------------------------------------------------------
 Number of Mortgaged Real Properties                                          16
 Location (City/State)                                                 See table
 Property Type                                                            MHC(1)
 Size (Pads)                                                               3,273
 Percentage Occupancy as of various occupancy dates                     88.2%(5)
 Year Built                                                              Various
 Average Rent Per Pad                                                       $280
 Appraised Value                                                     $78,580,000
 Underwritten Revenues                                               $10,497,461
 Underwritten Total Expenses                                          $4,385,233
 Underwritten Net Operating Income (NOI)                              $6,112,628
 Underwritten Net Cash Flow (NCF)                                     $5,948,978


                                 [PHOTO OMITTED]


                           LOAN INFORMATION
--------------------------------------------------------------------------------
 Mortgage Loan Seller                                                       MLML
 Origination Date                                                       02/18/04
 Aggregate Cut-off Date Principal Balance                            $60,978,630
 Cut-off Date Loan Balance Per Pad(5)                                    $18,631
 Percentage of Initial Mortgage Pool Balance                                6.2%
 Number of Mortgage Loans                                                      2
 Type of Security (fee/leasehold)                                            Fee
 Mortgage Rate                                             5.530%(2) & 5.050%(3)
 Amortization Type                                                       Balloon
 IO Period (Months)                                                            0
 Original Term to Maturity/ARD (Months)                           120(2) & 60(3)
 Original Amortization Term (Months)                                         360
 Lockbox                                                  Soft-Springing Hard(4)
 Cut-off Date LTV Ratio(5)                                                 77.6%
 LTV Ratio at Maturity or ARD(5)                                           67.8%
 Underwritten DSCR on NOI(5)                                               1.50x
 Underwritten DSCR on NCF(5)                                               1.46x

---------------------
(1)  Manufactured housing community.

(2)  With respect to the ARC MHC 10-year loan.

(3)  With respect to the ARC MHC 5-year loan.

(4) Each loan is structured so that all monies are deposited by the borrowers or manager into either a central collection account or local collection accounts (all of which are under the control of the lender and to which the borrower has no access (other than to security deposits which are deposited into a separate security deposit account)). Each business day, funds in the local collection accounts in excess of $10,000 are swept into the central collection account. If an event of default exists, the lender can require the borrowers to deliver payment direction letters to the tenants directing the tenants to make all rental payments directly into the central collection account or (at the lender's option) a local collection account.

(5)  Weighted average of both loans.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------


                                 [MAP OMITTED]


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

THE LOANS. The mortgage loans (the "ARC MHC 10 Year Loan" and the "ARC MHC 5 Year Loan," collectively, the "ARC MHC Portfolio Loans") are evidenced by two promissory notes that are cross-collateralized and cross-defaulted with each other that are secured by first mortgages or deeds of trust encumbering 16 manufactured housing communities (each, an "ARC MHC Property" and collectively, the "ARC MHC Properties") located throughout the United States of America. The ARC MHC Portfolio Loans represent approximately 6.2% of the initial mortgage pool balance, 4.4% of the initial loan group 1 balance and 15.3% of the initial loan group 2 balance. The ARC MHC Portfolio Loans were originated on February 18, 2004 and have an aggregate principal balance as of the cut-off date of approximately $60,978,630.

The ARC MHC 10 Year Loan has a remaining term of 118 months to its anticipated maturity date of March 1, 2014. The ARC MHC 5 Year Loan has a remaining term of 58 months to its anticipated maturity date of March 1, 2009. The ARC MHC Portfolio Loans permit defeasance with United States government obligations beginning two years after the creation of the securitization trust.

The cross-collateralization and cross-default provisions of the loan documents for the ARC MHC Portfolio Loans terminate in the event that either loan is repaid or defeased in full so long as no event of default exists with respect to either loan.

THE BORROWERS. There are three borrowers under the ARC MHC Portfolio Loans. Each borrower was established as a special purpose entity. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of each of the ARC MHC Portfolio Loans. The sponsor of the borrowers is a publicly traded real estate investment trust (REIT), Affordable Residential Communities (NYSE: ARC) ("ARC"), a Denver based REIT that builds and manages affordable housing communities. ARC currently owns and operates approximately 67,000 home sites located in approximately 300 communities in 29 states, making them the largest owner and operator of manufactured housing communities in the United States. As of April 7, 2004 ARC had a market capitalization of $737.96 million.

THE PROPERTIES. The ARC MHC Portfolio consists of 16 manufactured housing communities located across eight states. There are a total of 3,273 pads with a weighted average occupancy of 88.2%. On average, there are 205-pads per location. Communities range in size from 40 to 377 pads. The two largest state concentrations are Utah with three communities totaling 505 home sites (15.4%), and Florida with two communities totaling 498 home sites (15.2%). At origination of the ARC MHC Portfolio Loans, 352 pads are currently leased to ARC Housing, LLC or its affiliates, which are subsidiaries of ARC, under one or more leases, which leases provide for rent to be payable for each leased pad in the event the pad is subleased to a third party or the related manufactured housing community is more than 97% leased. Any such rents are to be no less than the greater of the subrental rate for the pad or market rates.

The following table presents certain information relating to the ARC MHC
Properties:

                                                       PORTFOLIO PROPERTIES
                                                       --------------------

                                                                                               AVERAGE
                                                  YEAR BUILT/   NUMBER  % OF TOTAL   AVERAGE    MARKET                  APPRAISED
 PROPERTY NAME                     LOCATION        RENOVATED   OF PADS     PADS     RENT/PAD  RENT/PAD(1)  OCCUPANCY     VALUE(1)
----------------------------------------------------------------------------------------------------------------------------------
 Southfork ...............       Denton, TX           1985        341      10.4%      $294       $296         90.3%   $ 7,160,000
 Pedaler's Pond ..........     Lake Wales, FL         1987        214       6.5        241        241         83.6      3,300,000
 Friendly Village ........    Lawrenceville, GA       1969        203       6.2        369        369         99.0      6,600,000
 Ridgewood Estates .......       Topeka, KS           1970        277       8.5        235        235         89.9      4,880,000
 Stony Brook North .......       Raleigh, NC          1971        184       5.6        355        355         89.7      5,500,000
 Crescentwood Village ....       Topeka, UT           1985        273       8.3        375        350        100.0      9,900,000
 Redwood Village .........  West Valley City, UT      1971         40       1.2        355        355         97.5      1,400,000
 Plainview ...............       Casper, WY           1978         72       2.2        170        170         86.1        900,000
 Viking Villa ............        Ogden, UT           1970        192       5.9        250        250         96.9      5,200,000
 Torrey Hills ............        Flint, MI         1984/2000     377      11.5        372        371         85.1     13,160,000
 Smoke Creek .............     Snellville, GA         1984        264       8.1        325        325         87.5      6,700,000
 Glen Acres ..............       Wichita, KS          1995        136       4.2        210        210         75.7      1,910,000
 Shadow Mountain .........       Sherman, TX        1978/1998     129       3.9        220        219         82.2      2,080,000
 Ortega Village ..........    Jacksonville, FL      1971/2001     284       8.7        230        230         78.2      4,960,000
 Deerhurst ...............       Wendell, NC        1987/2001     202       6.2        265        265         86.6      3,700,000
 Gallant Estates .........     Greensboro, NC         1985         85       2.6        211        211         80.0      1,230,000
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE ..                                      3,273       100%      $280       $280         88.2%   $78,580,000
----------------------------------------------------------------------------------------------------------------------------------

---------------------
(1) Certain information is from the third party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumption underlying the appraisal.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

ESCROWS. The following escrows/reserves have been established with respect to the ARC MHC Portfolio Loans:

                         ESCROWS / RESERVES
                         ------------------

 TYPE:                                       INITIAL         MONTHLY
--------------------------------------------------------------------
  Taxes ............................     $ 194,112.75      $ 56,605
  Insurance ........................     $  46,823.61      $ 15,622
  Deferred Maintenance .............     $    369,194      $      0
  Replacement Reserve ..............     $     13,638(1)   $ 13,638(1)
  Master Lease Reserve. ............     $  75,035.00      $      0
  Security Deposit Reserve .........     $    563,701      $      0
--------------------------------------------------------------------

PARTIAL DEFEASANCE. Pursuant to the loan documents, each borrower may elect to defease a portion of its related ARC MHC Portfolio Loan in connection with a partial release of up to two of the ARC MHC Properties securing its loan provided that the conditions set forth in the loan documents are satisfied, including: (i) that the second anniversary of creation of the securitization trust shall have occurred and no event of default under the loan documents shall have occurred and be continuing, (ii) the borrower must have established to the lender's satisfaction that the debt service coverage ratio, as determined in accordance with the loan documents, for the remainder of the ARC MHC Properties securing that loan (i.e., exclusive of any income from the partially released property) was and would continue to be equal to or greater than the greater of
(a) the debt service coverage ratio for the ARC MHC Properties for the related loan calculated immediately prior to the partial release, and (b) 1.30x, and
(iii) the borrower must defease that loan in an amount equal to 125% of the allocated loan amount for the partially released property.

PROPERTY MANAGEMENT. ARC Management Services, Inc. is the property manager for all of the ARC MHC Properties. The property managers are affiliated with the borrowers.


---------------------
(1) The monthly replacement reserve shall be capped after one year from the origination date of the ARC MHC Portfolio Loan.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

DOUGLAS ENTRANCE
----------------


                                [PHOTO OMITTED]


                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 Number of Mortgaged Real Properties                                           1
 Location (City/State)                                          Coral Gables, FL
 Property Type                                                            Office
 Size (Sq. Ft.)                                                          459,448
 Percentage Occupancy as of March 1, 2004                               88.0%(1)
 Year Built                                                            1927-1998
 Appraisal Value                                                     $79,250,000
 # of Tenants                                                                 53
 Average Rent Per Square Foot                                             $22.43
 Underwritten Occupancy                                                    88.0%
 Underwritten Revenues                                               $11,276,785
 Underwritten Total Expenses                                          $5,361,794
 Underwritten Net Operating Income (NOI)                              $5,914,991
 Underwritten Net Cash Flow (NCF)                                     $5,101,627



                                [PHOTO OMITTED]


                                LOAN INFORMATION
--------------------------------------------------------------------------------
 Mortgage Loan Seller                                                        BOA
 Origination Date                                                       02/10/04
 Cut-off Date Principal Balance                                      $57,500,000
 Cut-off Date Loan Balance Per SF/Unit                                   $125.15
 Percentage of Initial Mortgage Pool Balance                                5.9%
 Number of Mortgage Loans                                                      1
 Type of Security (fee/leasehold)                                            Fee
 Mortgage Rate                                                           5.1325%
 Amortization Type                                         Interest Only-Balloon
 IO Period (Months)                                                           12
 Original Term to Maturity/ARD (Months)                                       84
 Original Amortization Term (Months)                                         360
 Lockbox                                                                 Hard(2)
 Cut-off Date LTV Ratio                                                    72.6%
 LTV Ratio at Maturity or ARD                                              65.8%
 Underwritten DSCR on NOI                                                  1.57x
 Underwritten DSCR on NCF                                                  1.36x

---------------------
(1)  The following information is an addendum to the March 1, 2004 rent roll:

     o Univision Radio National Sales, Inc. (Hispanic Broadcasting Corp.) is increasing 8,806 sf on 6/1/04 for a 5-year term, at $17.00 psf with 3% annual increases. At closing, a master lease was signed with Colonnade Property Management LLC for this space. The master lease may be terminated (in whole) provided no event of default is continuing and provided a portion of the Douglas Entrance Property is leased on terms and with tenants reasonably acceptable to lender and subject to a DSCR test.

     o Southtrust Mortgage Corporation has signed a lease for 535 sf and extended the lease on the 2,837 sf space currently occupied for 6 years to 4/30/10 at $25.50 psf with 3% annual increases.

     o AstraZeneca Latin America, Inc will vacate 4,444 sf and has signed a 7,007 sf lease, which commences in 4/04, for a 7-year term expiring 8/11 at $26.00 psf with 3% annual increases.

     o Singer Xenos (Physicians Investment) will move into AstraZeneca's former suite, containing 4,444sf, in 4/04 on a lease that will expire in 6/10. The rental rate of $25.00 psf increases increase 3% annually. Singer Xenos is currently occupying a total of 2,449sf.

     o FolksAmerica Holding Company, Inc. has signed leases for an aggregate of 12,095 sf. The 10-year lease begins on 5/1/04 (projected "Space Commencement Date") at a rate of $26.25 psf with annual increases of $0.75 psf. The rate is reduced to $21.41 psf upon payment by the tenant of construction costs as per the work agreement. Rent payments commence three months after the Space Commencement Date based on 9,095 sf with the fixed annual rent on the entire 12,095 sf beginning 24 months from the "Space Commencement Date".

(2) The loan is structured with a lockbox account under the control of the lender into which all rents, revenues, and receipts from the Douglas Entrance Property are required to be deposited. The lender is authorized to transfer all collected and available balances from the lockbox account to the cash management account to be held until disbursed by lender. On each monthly debt service payment date, any funds remaining after payment of debt service, escrows/reserves, fees/expenses, and other amounts due under the loan agreement ("Residual Funds") are disbursed to the Douglas Entrance Borrower provided no event of default and/or a Cash Flow Sweep Period is continuing. Upon occurrence of an event of default or a Cash Flow Sweep Period, all "Residual Funds" shall remain under the control of the lender and shall be deposited into the "Excess Cash Reserve Account". A "Cash Flow Sweep Period" occurs when the Douglas Entrance Property's debt service coverage ratio ("DSCR"), tested quarterly, falls within parameters which require the trapping of stipulated percentages of Residual Funds in accordance with the following schedule: DSCR (less than) 1.30x (greater than) 1.25x = 35%; DSCR (less than) 1.25x (greater than) 1.20x = 65%; DSCR (less than) 1.20x (greater than) 1.15x = 90%; and DSCR (less than) 1.15x = 100%.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------


                                 [MAP OMITTED]


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Douglas Entrance Loan") is evidenced by a single promissory note secured by a first mortgage encumbering a five-building office complex located in Coral Gables, Florida (the "Douglas Entrance Property"). The Douglas Entrance Loan represents approximately 5.9% of the initial mortgage pool balance and 7.0% of the initial loan group 1 balance. The Douglas Entrance Loan was originated on February 10, 2004 ("Origination Date") and has a principal balance as of the cut-off date of approximately $57,500,000. The Douglas Entrance Loan has a remaining term of 82 months to its maturity date of March 1, 2011. The Douglas Entrance Loan may be prepaid on or after January 1, 2011, and permits defeasance with United States government obligations beginning two years after the creation of the securitization trust.

THE BORROWER. The borrower, HCI/Colonnade Douglas, LP (the "Douglas Entrance Borrower"), a Delaware limited partnership, is a single-purpose, bankruptcy-remote entity. The borrower's legal counsel delivered a non-consolidation opinion at the closing of the loan. Colonnade Properties LLC, the Borrower Principal, directly or indirectly, owns 25% of the Douglas Entrance Borrower, while Hanseatische Immobilienfonds USA I GMBH & Co. KG ("HCI"), directly or indirectly, owns the remaining 75%. The Taylor Simpson Group, predecessor to Colonnade Properties LLC, was started in 1979 as a real estate investment subsidiary of Lazard Freres & Co. It has since evolved into an investment and management company. Colonnade Properties LLC is a privately held company owned by its senior management team and several outside shareholders. Senior management includes executive officers Paul E. Taylor, Jr., Joseph S. Sambuco, and Michael H. Maney. The company currently owns and manages approximately 11 million square feet of office space and 1,000 hotel rooms in markets including Atlanta, Boston, Dallas, Detroit, Miami, Minneapolis, New York, and Washington, DC.

THE PROPERTY. The Douglas Entrance Property consists of five office buildings totaling 459,448 net rentable square feet located at 800 Douglas Road in Coral Gables, Florida. The Property is situated at the corner of Douglas Road (WS 37th Avenue) and SW 8th Street (Tamiami Trail), three quarters of a mile north of the Coral Gables Central Business District ("CBD") and four miles southwest of Miami's CBD. Built in phases, the Douglas Entrance Property includes the La Puerta del Sol Building ("LPDS Building"), originally constructed in 1927 and renovated in 1992; the Annex Building, constructed in 1965 and renovated in 2000; the North and Executive Towers, as well as the parking garage, built in 1986; and the South Tower, constructed in 1998. As of March 1, 2004, the Douglas Entrance Property was 88.0%(1) leased.

The following table presents certain information relating to the major tenants at the Douglas Entrance Property:

                                                            TENANT(2)
                                                            ---------

                                                                CREDIT
                                                                RATINGS
                                                               (MOODY'S/      SQUARE         %       BASE RENT        LEASE
 TENANT NAME                               PARENT COMPANY       FITCH)(3)     FEET(4)      OF GLA       PSF        EXPIRATION
-------------------------------------------------------------------------------------------------------------------------------
 Phelps Dodge International ....    Phelps Dodge Corporation    Baa3/BBB-     38,946         8.5%     $ 26.77       10/31/2010
 Hispanic Broadcasting Corp.....    Univision Communications    Baa3/BBB-     35,266         7.7%     $ 20.19       12/31/2015
 P. Spillis & H. Candela .......      Spillis Candela DMJM      NR/NR         34,128         7.4%     $  4.79(5)    12/31/2019
 Cooper HMS Partners
   Advertising .................               NA               NR/NR         25,008         5.4%     $ 28.00        3/31/2009
 MasTec, Inc. ..................               NA               B1/NR         24,190         5.3%     $ 20.00        4/30/2014
 EMC Corporation ...............               NA               NR/NR         15,392         3.3%     $ 26.50        5/15/2006

---------------------
(1)  The following information is an addendum to the 3/1/04 rent roll:

     o Univision Radio National Sales, Inc. (Hispanic Broadcasting Corp.) is increasing 8,806 sf on 6/1/04 for a 5-year term, at $17.00 psf with 3% annual increases. At closing, a master lease was signed with Colonnade Property Management LLC for this space. The master lease may be terminated (in whole) provided no event of default is continuing and provided a portion of the Douglas Entrance Property is leased on terms and with tenants reasonably acceptable to lender and subject to a DSCR test

     o Southtrust Mortgage Corporation has signed a lease for 535 sf and extended the lease on the 2,837 sf space currently occupied for 6 years to 4/30/10 at $25.50 psf with 3% annual increases.

     o AstraZeneca Latin America, Inc will vacate 4,444 sf and has signed a 7,007 sf lease, which commences in 4/2004, for a 7-year term expiring 8/11 at $26.00 psf with 3% annual increases.

     o Singer Xenos (Physicians Investment) will move into AstraZeneca's former suite, containing 4,444sf, in 4/2004 on a lease that will expire in 6/2010. The rental rate of $25.00 psf increases increase 3% annually. Singer Xenos is currently occupying a total of 2,449sf.

     o FolksAmerica Holding Company, Inc. has signed leases for an aggregate of 12,095 sf. The 10-year lease begins on 5/1/04 (projected "Space Commencement Date") at a rate of $26.25 psf with annual increases of $0.75 psf. The rate is reduced to $21.41 psf upon payment by the tenant of construction costs as per the work agreement. Rent payments commence three months after the Space Commencement Date based on 9,095 sf with the fixed annual rent on the entire 12,095 sf beginning 24 months from the "Space Commencement Date".

(2)  Information obtained from underwritten rent roll.


(3) Ratings provided are for the entity listed in the "Parent Company" column whether or not the parent company guarantees the lease.

(4)  Approximate.

(5) P. Spillis & H. Candela pays an additional $266,235 ($7.80 per square foot) of its total rental obligation as interest on a note. Such a payment structure was devised to benefit the tenant's tax position, but results in the same rental income consideration for the benefit of the landlord/borrower as a traditional rental arrangement.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Douglas Entrance Property.

                                                    LEASE ROLLOVER SCHEDULE(1)
                                                    --------------------------

                      NUMBER     SQUARE     % OF                % OF BASE    CUMULATIVE   CUMULATIVE   CUMULATIVE   CUMULATIVE %
                    OF LEASES    FEET       GLA     BASE RENT     RENT      SQUARE FEET    % OF GLA    BASE RENT   OF BASE RENT
 YEAR                EXPIRING  EXPIRING  EXPIRING    EXPIRING    EXPIRING      EXPIRING     EXPIRING     EXPIRING     EXPIRING
--------------------------------------------------------------------------------------------------------------------------------
 Vacant ..........     NAP      55,020      12.0%          NAP       NAP        55,020        12.0%            NAP        NAP
 2004 ............       5      21,615       4.7%  $   570,988       6.3%       76,635        16.7%    $   570,988        6.3%
 2005 ............      10      34,515       7.5%      832,586       9.2%      111,150        24.2%      1,403,575       15.5%
 2006 ............      16      85,528      18.6%    2,376,212      26.2%      196,678        42.8%      3,779,787       41.6%
 2007 ............       8      23,809       5.2%      592,227       6.5%      220,487        48.0%      4,372,014       48.2%
 2008 ............       4      15,949       3.5%      365,115       4.0%      236,436        51.4%      4,737,129       52.2%
 2009 ............      16      59,163      12.9%    1,428,656      15.7%      295,599        64.3%      6,165,785       67.9%
 2010 ............       3      50,224      10.9%    1,261,626      13.9%      345,823        75.2%      7,427,411       81.8%
 2011 ............       1       4,085       0.9%       85,785       0.9%      349,908        76.1%      7,513,196       82.8%
 2014 ............       2      33,285       7.2%      689,438       7.6%      383,193        83.3%      8,202,634       90.4%
 Thereafter ......       6      76,622      16.7%      875,557       9.6%      459,815       100.0%      9,078,191      100.0%
--------------------------------------------------------------------------------------------------------------------------------
 TOTAL ...........      71     459,815     100.0%    9,078,191     100.0%      459,815       100.0%      9,078,191      100.0%
--------------------------------------------------------------------------------------------------------------------------------

THE MARKET.(2) The Douglas Entrance Property is located in the Coral Gables, Florida office sub-market, the third largest sector of the Miami-Dade County office market with approximately 14% of the total Miami office inventory. Miami-Dade County is located in the southeastern portion of the state of Florida, along the Atlantic Ocean. The Miami Metropolitan Statistical Area contains approximately 2,364,000 people with population projected to increase to 2,462,000 by 2007. Major Miami employers include Miami-Dade County Public Schools, Miami-Dade County, the U.S. Government, the State of Florida, the Jackson Memorial Health System, and American Airlines. Coral Gables is a Miami suburb with a median household income of approximately $78,736 and an average household income of approximately $129,978. The immediate area surrounding the subject consists of single family and multi-family residential uses as well as a variety of commercial uses. Commercial uses in the area are primarily concentrated within the Central Business District of Coral Gables and along the major thoroughfares such as the Miracle Mile, Ponce De Leon Boulevard, Douglas Road, LeJeune Road, and Tamiami Trail.


---------------------
(1)  Information obtained from underwritten rent roll.

(2) Certain information is from the third party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumption underlying the appraisal.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

ESCROWS. The following escrow/reserve accounts have been established with respect to the Douglas Entrance Loan:

                        ESCROWS / RESERVES
                        ------------------

 TYPE:                                      INITIAL        MONTHLY
------------------------------------------------------------------
  Taxes .............................    $  567,728     $113,546
  Insurance(1) ......................    $        0     $      0
  Immediate Repairs(2) ..............    $  106,125     $      0
  Capital Expenditures ..............    $        0     $  8,087
  Lease Rollover Reserves ...........    $  175,000     $ 44,583
  Tenant Allowance Reserve(3) .......    $1,125,917     $      0
  Lease Concession Reserve(4) .......    $  181,145     $      0
  Occupancy Reserve(5) ..............    $  142,564     $      0

PROPERTY MANAGEMENT. Colonnade Property Management, LLC manages the property. Colonnade Property Management, LLC was originally founded in 1979 as a real estate investment subsidiary of Lazard Freres & Co. and has since evolved into an investment and management company. The company manages approximately 11 million square feet of office space and approximately 1,000 hotel rooms in markets including Atlanta, Boston, Dallas, Detroit, Miami, Minneapolis, New York, and Washington, DC. Currently, the company employs 152 people and has offices in seven cities.


---------------------
(1) So long as no event of default has occurred, and all required insurance is maintained pursuant to a blanket insurance policy, the lender has conditionally waived the collection of monthly insurance escrows.

(2)  Represents 125% of amounts identified in engineer's report.

(3) Under the terms of various leases, the landlord is responsible for reimbursing specified tenant improvement costs. At loan origination, a total of $1,125,917.40 in obligations was remaining and such amount was deposited in a tenant allowance reserve account.

(4) Rent is being abated with respect to Miguel de Grandy, Taylor & Mathis, Folks America, and Mastec, who are currently in an abatement period under their respective leases. The abatement amounts aggregate $181,145.00. Lease concession reserve accounts have been established for these tenants rent abatements.

(5) Certain tenants (i.e. Miguel de Grandy, Taylor & Mathis, Astra Zeneca, and Univision Communications have signed leases or are expected to soon sign with landlord, but have not taken occupancy or commenced rental payments under their respective leases. Amounts equal to the amount of rents attributable to such tenants, $142,564.00 in total, were required to be deposited into an occupancy reserve.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

GALILEO POOL #2
---------------


                                 [PHOTO OMITTED]


                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 Number of Mortgaged Real Properties                                          14
 Location (City/State)                                                 See table
 Property Type                                                            Retail
 Size (Sq. Ft.)                                                          993,249
 Wtd. Avg. Percentage Occupancy as of January 30, 2004                     96.8%
 Year Built                                                            See table
 Appraised Value                                                    $108,025,000
 Underwritten Occupancy                                                    93.8%
 Underwritten Revenues                                               $12,621,668
 Underwritten Total Expenses                                          $3,200,148
 Underwritten Net Operating Income (NOI)                              $9,421,521
 Underwritten Net Cash Flow (NCF)                                     $8,697,220


                                 [PHOTO OMITTED]


                               LOAN INFORMATION(1)
--------------------------------------------------------------------------------
 Mortgage Loan Seller                                                       MLML
 Origination Date                                                       10/23/03
 Cut-off Date Principal Balance                                      $54,000,000
 Cut-off Date Loan Balance Per SF/Unit                                    $54.37
 Percentage of Initial Mortgage Pool Balance                                5.5%
 Number of Mortgage Loans                                                      1
 Type of Security (fee/leasehold)                                            Fee
 Mortgage Rate                                                            5.010%
  Amortization Type                                                Interest Only
 IO Period (Months)                                                           84
 Original Term to Maturity/ARD (Months)                                       84
 Original Amortization Term (Months)                                         NAP
 Lockbox                                                  Soft-Springing Hard(2)
 Cut-off Date LTV Ratio                                                    50.0%
 LTV Ratio at Maturity or ARD                                              50.0%
 Underwritten DSCR on NOI                                                  3.43x
 Underwritten DSCR on NCF                                                  3.17x

---------------------
(1) Fitch, Inc. and Moody's Investors Service, Inc. have indicated that, in accordance with their respective methodologies, the credit characteristics of the Galileo Pool #2 Loan are consistent with the characteristics of an AA/A2-rated obligation, respectively.

(2) The loan is structured with a lockbox account into which all proceeds from the Galileo Pool #2 Loan Properties are required to be deposited. Upon occurrence of a Cash Management Trigger Event, all monies from the lockbox account are required to be swept into a cash management account controlled by the lender. A "Cash Management Trigger Event" occurs upon the earlier of an event of default or the debt service coverage ratio falling below 1.15x for any trailing 12-month period.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------


                                 [MAP OMITTED]



This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Galileo Pool #2 Loan") is evidenced by a single promissory note and is secured by first mortgages encumbering 14 community shopping centers and power centers located in eight states. The Galileo Pool #2 Loan represents approximately 5.5% of the initial mortgage pool balance and 6.6% of the initial loan group 1 balance. The Galileo Pool #2 Loan was originated on October 23, 2003, and has a principal balance as of the cut-off date of $54,000,000.

The Galileo Pool #2 Loan has a remaining term of 78 months and a scheduled maturity date of November 1, 2010. The Galileo Pool #2 Loan may be prepaid on or after September 1, 2010, and permits defeasance with United States government obligations beginning two years after the creation of the securitization trust.

THE BORROWER. The borrowers are Galileo CMBS T1 IG LLC, a single purpose bankruptcy-remote entity, and certain other affiliated single purpose bankruptcy-remote entities, owned and controlled indirectly by Galileo America LLC. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Galileo Pool #2 Loan. The borrowers are wholly-owned indirectly by Galileo America LLC, a Delaware limited liability company (the "JV"), the members of which are Galileo America, Inc., a real estate investment trust (REIT) that has a 90% interest in the JV, and CBL & Associates Properties, Inc. ("CBL"), a NYSE-listed REIT that has a 10% interest in the JV.

Galileo America, Inc. is wholly-owned by Galileo Shopping America Trust ("GSA"), a publicly traded REIT on the Australian Stock Exchange that was formed in 2003 and that had approximately $279 million of assets as of December 31, 2003.

CBL, the 10% owner of the JV, is a Chattanooga, Tennessee-based REIT that has been a shopping center owner and developer since 1978 and publicly traded on the NYSE since 1993. CBL currently owns 60 malls containing 47,570,176 square feet and has a market capitalization of approximately $6.4 billion. In addition to its interest in the JV, CBL will provide property management and leasing services to the borrowers under a long-term contract.

THE PROPERTIES. The Galileo Pool #2 loan is collateralized by 14 properties (the "Galileo Pool #2 Loan Properties") containing a total of 993,249 square feet. The properties are located in eight states and include 133 national and local retail tenants.

The following table presents certain information regarding the Galileo Pool#2 Loan Properties:

                                                       PORTFOLIO PROPERTIES
                                                       --------------------

                                                            YEAR
 PROPERTY                              LOCATION       BUILT/RENOVATED   SQUARE FEET   OCCUPANCY              ANCHOR TENANTS
---------------------------------------------------------------------------------------------------------------------------------
 58 Crossing ..................    Chattanooga, TN         1988            49,984        90.4%         Food Lion, Goodwill
 Beach Crossing ...............   Myrtle Beach, SC         1984            45,790        97.4     Advanced Auto, Dollar General
 Buena Vista ..................     Columbus, GA           1989            17,500       100.0       Wal Mart(1), Winn Dixie(1)
 Coastal Way ..................   Weeki Wachee, FL         2001           110,328        98.4      Belk, Sears(2), Office Depot
 Cobblestone Village ..........   St. Augustine, FL        2003           261,081        93.5          Beall's, Bed Bath &
                                                                                                    Beyond, Michael's, Petco,
                                                                                                   Pier 1 Imports, Ross Stores,
                                                                                                        Publix Supermarket
 Cosby Station ................   Douglasville, GA      1994/2001          77,811        94.0           Publix Supermarket
 County Park Plaza ............    Scottsboro, AL       1982/1999          60,750       100.0                 Bi-Lo
 East Ridge Crossing ..........    East Ridge, TN       1988/1999          58,950       100.0               Food Lion
 Jasper Square ................      Jasper, AL         1972/2001          50,584        95.3                Goody's
 Lunenberg Crossing ...........     Lunenburg, MA          1994            25,515       100.0      Wal Mart(1), Hannaford's(1)
 North Haven Crossing .........    North Haven, CT         1993           104,612       100.0      Barnes & Noble, Office Max,
                                                                                                           Sports Authority

 Statesboro Square ............    Statesboro, GA          1986            41,000       100.0        Big Lots, Aaron's Rental
 Strawbridge ..................  Virginia Beach, VA        1997            43,764       100.0             Regal Cinemas
 Valley Commons ...............       Salem, VA            1988            45,580       100.0               Food Lion
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL ........................                                           993,243        96.8%
---------------------------------------------------------------------------------------------------------------------------------


---------------------
(1) Shadow anchor tenant located in a property that is not part of the collateral.

(2)  Ground lease


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

The following table presents certain information relating to the 10 largest tenants at the Galileo Pool #2 Loan Properties:

                                                 TEN LARGEST TENANTS BY BASE RENT
                                                 --------------------------------

                                                          CREDIT
                                                          RATINGS      NUMBER OF             % OF PORTFOLIO                % OF
 TENANT                            PARENT COMPANY     (MOODY'S/S&P)(1)  STORES   BASE RENT      BASE RENT      SF     PORTFOLIO SF
----------------------------------------------------------------------------------------------------------------------------------
 Food Lion ...............         Delhaize Group          Ba1/BB+         5      1,099,844       11.1%      148,230       14.9%
 Publix Super Market .....   Publix Supermarkets, Inc.     NR/NR           2        909,772        9.2       100,348       10.1
 Sports Authority ........   The Sports Authority, Inc.    NR/NR           1        733,752        7.4        54,352        5.5
 Regal Cinemas ...........   Regal Entertainment Group     Ba2/BB-         1        536,109        5.4        43,764        4.4
 Beall's .................         Beall's, Inc.           NR/NR           1        448,515        4.5        55,400        5.6
 Office Max ..............         Boise Cascade           Ba2/BB          1        369,050        3.7        24,200        2.4
 Barnes & Noble ..........      Barnes & Noble, Inc.       Ba2/BB          1        348,480        3.5        18,000        1.8
 Goody's ................. Goody's Family Clothing, Inc.   NR/NR           1        325,534        3.3        37,634        3.8
 Ross Stores .............       Ross Stores, Inc.         NR/BBB          1        309,417        3.1        30,122        3.0
 Belk ....................           Belk, Inc.            NR/NR           1        302,941        3.1        57,703        5.8
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL ...................                                                15      5,383,414       54.4%      569,753       57.4%
----------------------------------------------------------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Galileo Pool #2 Loan Properties:

                                                    LEASE ROLLOVER SCHEDULE(2)
                                                    --------------------------

                   NUMBER    SQUARE     % OF                  % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
                 OF LEASES    FEET       GLA       BASE RENT     RENT      SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
 YEAR             EXPIRING  EXPIRING  EXPIRING     EXPIRING    EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING
---------------------------------------------------------------------------------------------------------------------------------
 Vacant .......     NAP      31,853       3.2%       NAP         NAP          31,853          3.2%         NAP           NAP
 2004 .........      17      58,292       5.9       454,006        4.6%       90,145          9.1         454,006          4.6%
 2005 .........      24      56,381       5.7       719,682        7.3       146,526         14.8       1,173,688         11.9
 2006 .........      15      62,353       6.3       570,552        5.8       208,879         21.0       1,744,240         17.6
 2007 .........      12      30,144       3.0       321,862        3.3       239,023         24.1       2,066,102         20.9
 2008 .........      31      82,330       8.3     1,133,930       11.5       321,353         32.4       3,200,032         32.3
 2009 .........       9     143,454      14.4     1,410,527       14.2       464,807         46.8       4,610,559         46.6
 2010 .........       1       1,200       0.1        10,200        0.1       466,007         46.9       4,620,759         46.7
 2013 .........      12     146,160      14.7     1,841,742       18.6       612,167         61.6       6,462,501         65.3
 2014 .........       3     116,479      11.7       979,633        9.9       728,646         73.4       7,442,134         75.2
 Thereafter ...       9     264,603      26.6     2,458,005       24.8       993,249        100.0       9,900,139        100.0
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL ........     133     993,249     100.0%   $9,900,139      100.0%      993,249        100.0%     $9,900,139        100.0%
---------------------------------------------------------------------------------------------------------------------------------


---------------------
(1) Ratings provided are for the entity listed in the "Parent Company" column whether or not the parent company guarantees the lease.

(2)  Information obtained from underwritten rent roll.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

GEOGRAPHIC DISTRIBUTION. The Galileo Pool #2 Loan Properties are geographically distributed as follows:

                             NUMBER OF                  % OF TOTAL        UW         % OF TOTAL
 STATE                      PROPERTIES    SQUARE FEET   SQUARE FEET       NCF           NCF
------------------------------------------------------------------------------------------------
  Florida ................       2          371,409         37.4%     $3,970,234        45.6%
  Georgia ................       3          136,311         13.7         958,356        11.0
  Alabama ................       2          111,334         11.2         583,934         6.7
  Tennessee ..............       2          108,934         11.0         662,757         7.6
  Connecticut ............       1          104,612         10.5       1,346,368        15.5
  Virginia ...............       2           89,344          9.0         717,829         8.3
  South Carolina .........       1           45,790          4.6         201,295         2.3
  Massachusetts ..........       1           25,515          2.6         256,447         2.9
  Total ..................      14          993,249        100.0%     $8,697,220       100.0%
------------------------------------------------------------------------------------------------

ESCROWS. The following escrows/reserves have been established with respect to the Galileo Pool #2 Loan:

                     ESCROWS / RESERVES
                     ------------------

 TYPE:                                 INITIAL        MONTHLY
-------------------------------------------------------------
  Real Estate Taxes ............     $583,625      $109,956
  Insurance ....................     $307,189      $ 27,926
  Immediate Repairs ............     $110,250          NA
  Rollover Reserves ............     $ 37,502      $ 37,502
  Replacement Reserves .........     $ 22,856      $ 22,856
-------------------------------------------------------------

PARTIAL DEFEASANCE. The borrowers may obtain a release of individual properties from the mortgage lien by defeasance subject to certain conditions including providing defeasance collateral in an amount equal to 125% of then-current allocated loan amount for such property(ies). The borrowers may also obtain the release of certain parcels of individual properties from the mortgage lien upon the satisfaction of certain requirements other than defeasance. No material value was assigned to such parcels by the mortgage loan seller in the underwriting of the Galileo Pool #2 Loan.

SUBSTITUTION. The terms of the Galileo Pool #2 Loan permit the borrowers to obtain a release of one or more of the properties from the mortgage lien by substituting another property or properties of like kind and quality owned or acquired by the borrowers, subject, in each case, to the fulfillment of certain conditions as described in the loan documents. See "Description of the Mortgage Pool--Terms and Conditions of the Mortgage Pool--Collateral Substitution and Partial Release Provisions" in the prospectus supplement.

ENVIRONMENTAL MATTERS. A third party environmental consulting firm that performed some of the Phase I environmental site assessments recommended that Phase II investigations be performed due to the existence of on-site dry cleaners on two properties securing the Loan -- Cosby Station and Lunenburg Crossing. Phase II investigations were not performed on these properties. See "Description of the Mortgage Pool--Assessments of Property Condition--Environmental Assessments" in the prospectus supplement.

LEASE UP LETTER OF CREDIT: CBL has entered into a five-year master lease for 23,480 square feet at Cobblestone Village, a recently developed center that opened in May of 2003. Under the terms of the master lease, CBL will pay $447,194 ($19.04 per square foot) in base rent, in addition to common area maintenance reimbursements. Rent owed under the master lease will be reduced as space is leased. The borrower has obtained a lease up letter of credit ("LOC") from KeyBank of which the lender is the beneficiary, to provide credit support for the master lease payments. The LOC has a term of two years, with three one-year extension options. The LOC was initially in the amount of $3 million, but has been reduced to $1,540,311 following the lease up of space at Cobblestone Village. The LOC will continue to be reduced as space is leased and master lease rent is reduced.

PROPERTY MANAGEMENT. CBL & Associates Management, Inc. is the property manager for the 14 properties providing security for the Galileo Pool #2 Loan. The property manager is affiliated with the borrower through its parent company's 10% ownership interest in Galileo America LLC, the indirect owner of the borrowers.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

PASADENA COURTYARD BY MARRIOTT
------------------------------


                                [PHOTO OMITTED]


                                [PHOTO OMITTED]


                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 Number of Mortgaged Real Properties                                           1
 Location (City/State)                                              Pasadena, CA
 Property Type                                                       Hospitality
 Size (Rooms)                                                                314
 Percentage Occupancy as of January 2, 2004                                79.2%
 Year Built                                                                 2000
 Appraised Value                                                     $54,000,000
 Underwritten Occupancy                                                    78.9%
 Underwritten Revenues                                               $11,918,560
 Underwritten Total Expenses                                         $ 6,469,701
 Underwritten Net Operating Income (NOI)                             $ 5,448,858
 Underwritten Net Cash Flow (NCF)                                    $ 4,852,931


                                [PHOTO OMITTED]


                                [PHOTO OMITTED]


                                LOAN INFORMATION
--------------------------------------------------------------------------------
 Mortgage Loan Seller                                                       MLML
 Origination Date                                                       03/30/04
 Cut-off Date Principal Balance                                      $38,500,000
 Cut-off Date Loan Balance Per SF/Unit                                  $122,611
 Percentage of Initial Mortgage Pool Balance                                3.9%
 Number of Mortgage Loans                                                      1
 Type of Security (fee/leasehold)                                            Fee
 Mortgage Rate                                                            5.840%
 Amortization Type                                         Interest Only-Balloon
 IO Period (Months)                                                           12
 Original Term to Maturity/ARD (Months)                                      120
 Original Amortization Term (Months)                                         288
 Lockbox                                                  Soft-Springing Hard(1)
 Cut-off Date LTV Ratio                                                    71.3%
 LTV Ratio at Maturity or ARD                                              55.8%
 Underwritten DSCR on NOI                                                  1.82x
 Underwritten DSCR on NCF                                                  1.63x

---------------------
(1) The loan is structured with a lockbox account into which all proceeds from the Pasadena Courtyard by Marriott property are required to be deposited. The lockbox account is controlled by the lender subject to the borrower's right to make withdrawals therefrom until a Cash Management Period occurs. Upon occurrence of a Cash Management Period, all monies from the lockbox account are required to be swept into a cash management account controlled by the lender. A "Cash Management Period" occurs upon the earlier of an event of default or the debt service coverage ratio falling below 1.10x.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------



                                 [MAP OMITTED]



This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Pasadena Courtyard by Marriott Loan") is evidenced by a single promissory note and is secured by a first mortgage encumbering a Courtyard by Marriott hotel located in Pasadena, California (the "Pasadena Courtyard by Marriott Property"). The Pasadena Courtyard by Marriott Loan represents 3.9% of the initial mortgage pool balance and 4.7% of the initial loan group 1 balance. The Pasadena Courtyard by Marriott Loan was originated on March 30, 2004, and has a principal balance as of the cut-off date of $38,500,000.

The Pasadena Courtyard by Marriott Loan has a remaining term of 119 months and a scheduled maturity of April 1, 2014. The Pasadena Courtyard by Marriott Loan may be prepaid on or after January 1, 2014, and permits defeasance with United States government obligations beginning two years after the creation of the securitization trust.

THE BORROWER. The borrower is RT-Pasad Hotel Partners, L.P., a special purpose entity (the "Borrower") which owns 100% of the subject property. Legal counsel to the Borrower delivered a non-consolidation opinion in connection with the origination of the Pasadena Courtyard by Marriott Loan. The general partner of the Borrower is AVR-Pasad Corp., which owns 1% of the Borrower and is 100% owned by Allan V. Rose. Allan V. Rose (and his family members or trusts established for their benefit) also owns a limited partnership interest totalling 74% of the ownership interests in the borrower.

The majority partner and sole shareholder of the general partner of the Borrower is Allan V. Rose, who owns AVR Homebuilders (Residential) and AVR Realty Company (Commercial). AVR Homebuilders is a New York regional homebuilder which has been developing residential communities in the New York City metropolitan area, Long Island as well as Dutchess County and Orange County in New York for more than 40 years. AVR Realty Company has built, acquired and developed more than 25,000,000 square feet of commercial space in a portfolio that includes office, industrial, hotels, retail shopping centers and assisted living facilities. AVR Realty Company's hotel portfolio consists of 4,536 units across 30 properties in 13 states and includes hotel properties operated under the franchises Courtyard by Marriott (Registered Trademark) , Homewood Suites (Registered Trademark) , Holiday Inn (Registered Trademark) , Residence Inn (Registered Trademark) , Howard Johnson (Registered Trademark) , Fairfield Inn (Registered Trademark) and Hampton Inn (Registered Trademark) .

THE PROPERTY. Built in 2000, the Pasadena Courtyard by Marriott Property is a six-story, 314-room full-service hotel located in Pasadena, California. Amenities in the hotel include nine rooms of meeting space with a total of approximately 6,000 square feet, a pool, a hot tub, a fitness center, a business center, a 40-seat lounge and a 124-seat restaurant open for breakfast and lunch. 24-hour room service is also available. A 399-space parking garage is connected to the hotel on every level, which allows guests to park on the same floor that their room is located. Valet parking is also available.

The hotel is located two blocks south of Interstate 210 (I-210), a major east-west freeway in the region that connects Pasadena with Burbank and Glendale to the west and the San Gabriel Valley to the east. Lodging demand for the hotel is driven by nearby office developments and leisure attractions. The Courtyard by Marriott Property is located within 3 blocks from Old Town Pasadena and the worldwide headquarters for The Parsons Corporation, a global engineering firm. The hotel is also within a few miles of Pasadena Conference Center (1 mile), the Rose Bowl (3 miles), and the Jet Propulsion Laboratory (5 miles). There are also 2 airports within 35 miles of the Property, the Los Angeles International Airport (35 miles) and the Burbank-Pasadena-Glendale Airport (15 miles).

The following charts present certain information regarding the Pasadena Courtyard by Marriott:

                                  NUMBER OF
 GUEST ROOM TYPE                GUEST ROOMS
---------------------------------------------
  King .....................       184
  Double Queen .............       108
  King Suite ...............        10
  Jacuzzi King .............        9
  Conference Suite .........        3
---------------------------------------------
  TOTAL ....................       314
---------------------------------------------

                                            2001           2002           2003
--------------------------------------------------------------------------------
  Average Daily Rate (ADR) .........    $112.06        $114.69        $115.30
  Occupancy % ......................       72.9%         75.7%          79.2%
  RevPar ...........................     $81.67         $86.87         $91.27
--------------------------------------------------------------------------------


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

THE MARKET.(1),(2) The Pasadena Courtyard by Marriott Property is located in the City of Pasadena, Los Angeles County, California. Pasadena encompasses approximately 23 square miles and has a population of approximately 134,000, according to the 2000 Census. The city is the oldest suburb of Los Angeles, and is characterized by Craftsman-style homes, California bungalows, and more than 1,000 buildings listed on the National Register of Historic Places. The city is also home to various educational institutions, including the California Institute of Technology (Caltech), the Art Center College of Design, Fuller Theological Seminary, and Pasadena City College. Additionally, companies such as Jet Propulsion Laboratory, The Parsons Corporation, and Earthlink, are headquartered in the city. The city includes five major branded lodging facilities, including the Hilton, the Sheraton, the Westin, the Ritz-Carlton, and the Pasadena Courtyard by Marriott Property.

Hotel demand in the Pasadena market is primarily derived from the commercial segment, at approximately 50% market-wide. This demand is generated by the local business community. The second largest demand generator is the meeting and group segment, which accounts for about 21% of market-wide demand. This demand is generated by the Pasadena Convention Center as well as self-contained groups. About 19% of demand is derived from contract business, which includes the Qantas airline contract and government business. The remainder of market-wide demand is from leisure travelers, which in large part are weekend travelers. The Pasadena Courtyard by Marriot currently derives approximately 60% of demand from the commercial segment, 15% from the leisure segment, 15% from the contract segment, and the remaining 10% from the meeting and group segment.

With the exception of 2000, Pasadena market-wide occupancy has been above 70.0% in each of the past six years. Pasadena market-wide occupancy declined slightly upon entry of the Pasadena Courtyard by Marriott Property in 2000. However, in 2001, when lodging markets nationwide suffered declines in occupancy due to the events of September 11th, the Pasadena market actually showed a rebound in occupancy of 2.3 percentage points. Since its introduction into the Pasadena market, the Pasadena Courtyard by Marriott Property has outperformed the greater Pasadena market (which includes the aforementioned Hilton, Sheraton, Westin, and Ritz-Carlton) and achieved an occupancy penetration index of 107.2 in 2001,
106.7 in 2002 and 112.2 in 2003. The hotel's occupancy rate (approximately 79.2%), ADR (approximately $115.30) and RevPar (approximately $91.27) for 2003 is higher than that of the median of the competitive set which is approximately 70.4%, $100.96 and $71.07, respectively, for 2003.

ESCROWS/RESERVES. The following escrows/reserves have been established with respect to the Pasadena Courtyard by Marriott Loan:

                        ESCROWS/RESERVES
                        ----------------

 TYPE                                     INITIALLY       MONTHLY
-----------------------------------------------------------------
  Taxes ............................      $148,000      $49,300
  Insurance ........................      $ 44,000      $     0
  Capital Expenditure/FF&E .........      $      0      $39,800
-----------------------------------------------------------------

PROPERTY MANAGEMENT. Dimension Development Company, Inc. ("Dimension") is the property manager for the Pasadena Courtyard by Marriott Property. Dimension manages approximately 31 hotels located in 11 states, whose brands include Courtyard by Marriott (Registered Trademark) , Homewood Suites (Registered Trademark) , Holiday Inn (Registered Trademark) , Residence Inn (Registered Trademark) , Hampton Inn (Registered Trademark) , Fairfield Inn (Registered Trademark) and Ramada (Registered Trademark) .

FRANCHISE AGREEMENT. Marriott International, Inc. is the franchisor of the Pasadena Courtyard by Marriott Property in accordance with a Franchise Agreement dated January 30, 2004.


---------------------
(1) Certain information is from the third party appraisal dated November 17, 2003. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

(2) Penetration index, occupancy, ADR and RevPar information obtained from Smith Travel Research reports dated December 2003 and no representation is made as to the accuracy of such reports.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

WESTPOINT CROSSING SHOPPING CENTER
----------------------------------


                                [PHOTO OMITTED]


                                [PHOTO OMITTED]


                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 Number of Mortgaged Real Properties                                           1
 Location (City/State)                                                Tucson, AZ
 Property Type                                                            Retail
 Size (Sq. Ft.)                                                          241,300
 Percentage Occupancy as of January 1, 2004                                96.0%
 Year Built                                                                 2001
 Appraised Value                                                     $35,180,000
 # of Tenants                                                                 25
 Average Rent Per Square Foot                                            $12.261
 Underwritten Occupancy                                                    94.0%
 Underwritten Revenues                                                $3,968,059
 Underwritten Total Expenses                                            $995,538
 Underwritten Net Operating Income (NOI)                              $2,972,521
 Underwritten Net Cash Flow (NCF)                                     $2,784,513


                                [PHOTO OMITTED]


                                [PHOTO OMITTED]


                                LOAN INFORMATION
--------------------------------------------------------------------------------
 Mortgage Loan Seller                                                       MLML
 Origination Date                                                       03/11/04
 Cut-off Date Principal Balance                                      $27,969,697
 Cut-off Date Loan Balance Per SF/Unit                                   $115.91
 Percentage of Initial Mortgage Pool Balance                                2.9%
 Number of Mortgage Loans                                                      1
 Type of Security (fee/leasehold)                                            Fee
 Mortgage Rate                                                            5.560%
 IO Period (Months)                                                            0
 Original Term to Maturity/ARD (Months)                                      120
 Original Amortization Term (Months)                                         360
 Lockbox                                                  Soft-Springing Hard(2)
 Cut-off Date LTV Ratio                                                    79.5%
 LTV Ratio at Maturity or ARD                                              66.6%
 Underwritten DSCR on NOI                                                  1.55x
 Underwritten DSCR on NCF                                                  1.45x


---------------------
(1) The average rent per square foot includes anchor tenants: Michaels, Office Max, Ross, Marshalls, PetsMart and Basha's Food City.

(2) The loan is structured with a lockbox account under the control of the lender into which all rents from the Westpoint Crossing Loan are required to be deposited and swept daily to a borrower controlled account. Upon occurrence of a Cash Management Sweep Event, all monies from the lockbox account are required to be swept into a cash management account controlled by the lender. A "Cash Management Sweep Event" is defined as an uncured event of default.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------


                                 [MAP OMITTED]


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Westpoint Crossing Loan") is evidenced by a single promissory note and is secured by a first mortgage encumbering the in-line space and big box space of a community shopping center located in Tucson, Arizona. The Westpoint Crossing Loan represents approximately 2.9% of the initial mortgage pool balance and 3.4% of the initial loan group 1 balance. The Westpoint Crossing Loan was originated March 11, 2004 and has a principal balance of $27,969,697 as of the cut-off date.

The Westpoint Crossing Loan has a remaining term of 119 months and a scheduled maturity date of April 1, 2014. The Westpoint Crossing Loan maybe be prepaid on or after January 1, 2014.

THE BORROWER. The subject property was developed by the Barclay Group, one of Arizona's largest retail developers of power centers and neighborhood shopping centers. The borrowing entity, Barclay Creswin Retail LLC, is structured as a single purpose entity with Barclay Holdings XV LLC (Scott Archer-Manager) as its administrative Member (50%) and, its equity partner, Creswin U.S. Properties Inc. as Member (50%). No non-consolidation opinion was delivered in connection with the origination of the loan. The borrowing entity will serve as the sole indemnitor for the loan.

Barclay Holdings XV LLC is structured with Barclay Group Development Holdings Limited Partnership, LLLP ("BGDHLP") as its sole member, which is owned by principals Scott T. Archer (50%), David S. Coia (33.%) and Daniel L. Vietto (17%). Mr. Archer and Mr. Coia serve as Co-Managers. The Barclay Group is a group of entities involved in real estate development and construction, leasing and management, and maintains offices in Arizona, Florida, Georgia, Colorado and Texas. BGDHLP is located in Arizona and serves as the operating company for Barclay's Western Division. As of 12/31/02, the real estate portfolio for the BGDHLP comprised more than 2 million square feet of retail shopping space and included 15 retail properties (including the subject), 2 office buildings, and two parcels of vacant land for development. In aggregate, BGDHLP's holdings as of 12/31/02 had an estimated market value of approximately $231 million.

Creswin U.S. Properties Inc. ("CUSPI") was incorporated in September 1997 as an Arizona corporation for the purpose of real estate acquisition, development and management. CUSPI was formed by the Canadian firm Creswin Properties Ltd. which holds interests through various limited liability companies in five retail centers located in Tucson, including the subject property. Creswin Properties Ltd. (formerly known as Asper Properties) is headquartered in Winnipeg, Manitoba, and serves as the real estate division of CanWest Global Communications Corp. ("CanWest," NYSE: CWG), an international media company.

THE PROPERTY. The Westpoint Crossing Loan is secured by 11 one-story retail buildings which were constructed between 2001 and 2003 and includes the grocery anchor (Basha's Food City), the five major tenants (Michaels, Office Max, Ross, Marshalls and Petsmart) and all in-line tenants of the Westpoint Crossing Shopping Center located at Irvington Road and Interstate 19 in Tucson, AZ. The subject property is also shadow anchored by a Home Depot super center and a Target superstore, both of which are corporately owned and not part of the loan collateral. There are two outparcels flanking the entrance which are not part of the loan collateral and are occupied by a Chevron gas station and McDonald's. The subject property is integrated within the larger shopping center and all tenants share a common, central parking area. The subject's frontage is on Irvington Road, a commercial surface road that connects to Interstate 19 approximately 0.25 miles to the east of the subject and provides access to Tucson (approximately 8 miles northwest) via Interstate 10.

The following table presents certain information relating to the major tenants at Westpoint Crossing Property:

                                       ANCHOR TENANTS / SIGNIFICANT NATIONAL IN-LINE TENANTS
                                       -----------------------------------------------------

 TENANT NAME                      PARENT COMPANY      CREDIT RATINGS    SQUARE FEET     % OF     BASE RENT      LEASE
                                                    (MOODY'S/S&P)(1)                    GLA         PSF      EXPIRATION
-----------------------------------------------------------------------------------------------------------------------
 Michaels ....................      Michael's             NA/NA       23,972             9.9%    $ 11.00     09/30/12
 Office Max ..................    Boise Cascade          Ba2/BB       23,509             9.7%    $ 13.00     01/31/17
 Ross ........................  Ross Stores, Inc.        NA/BBB       30,187            12.5%    $ 10.00     01/31/13
 Marshalls ...................    TJX Companies           A3/A        30,000            12.4%    $  9.85     10/31/12
 Petsmart ....................    PetsMart, Inc.         Ba2/BB-      19,107             7.9%    $ 12.00     01/31/19
 Basha's (Food City) .........     Basha's Inc.           NA/NA       55,000            22.8%    $  9.54     02/26/22
-----------------------------------------------------------------------------------------------------------------------

---------------------
(1) Ratings provided are for the entity listed in the "Parent Company" column whether or not the parent company guarantees the lease.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Westpoint Crossing Property:

                                                    LEASE ROLLOVER SCHEDULE(1)
                                                    --------------------------

                      NUMBER    SQUARE      % OF                % OF BASE   CUMULATIVE  CUMULATIVE   CUMULATIVE   CUMULATIVE %
                    OF LEASES    FEET       GLA      BASE RENT    RENT     SQUARE FEET   % OF GLA    BASE RENT   OF BASE RENT
 YEAR                EXPIRING  EXPIRING  EXPIRING    EXPIRING   EXPIRING     EXPIRING    EXPIRING     EXPIRING     EXPIRING
------------------------------------------------------------------------------------------------------------------------------
 Vacant ..........     NAP       7,020       2.9%       NAP       NAP          7,020        2.9%    $        0         0.0%
 2005 ............       1       1,254       0.5%   $   27,387      0.9%       8,274        3.4%    $   27,387         0.9%
 2006 ............       3      10,821       4.5%   $  206,407      7.0%      19,095        7.9%    $  233,794         7.9%
 2007 ............       8      15,691       6.5%   $  359,706     12.2%      34,786       14.4%    $  593,500        20.1%
 2008 ............       1       1,153       0.5%   $   29,978      1.0%      35,939       14.9%    $  623,478        21.1%
 2009 ............       3      10,054       4.2%   $  172,446      5.8%      45,993       19.1%    $  795,924        26.9%
 2011 ............       1       8,002       3.3%   $  104,325      3.5%      53,995       22.4%    $  900,249        30.4%
 2012 ............       2      53,972      22.4%   $  559,192     18.9%     107,967       44.7%    $1,459,441        49.3%
 2013 ............       2      33,187      13.8%   $  373,870     12.6%     141,154       58.5%    $1,833,311        62.0%
 2014 ............       1       2,530       1.0%   $   65,780      2.2%     143,684       59.5%    $1,899,091        64.2%
 Thereafter ......       3      97,616      40.5%   $1,059,657     35.8%     241,300      100.0%    $2,958,748       100.0%
------------------------------------------------------------------------------------------------------------------------------
 Total ...........      25     241,300     100.0%   $2,958,748    100.0%     241,300      100.0%    $2,958,748       100.0%
------------------------------------------------------------------------------------------------------------------------------

THE MARKET(2). The Westpoint Crossing Shopping center is located in the southwest area of Tucson, Pima County, Arizona. The population of the City of Tucson has increased approximately 20% from 405,390 in 1990 to 486,699 in 2000. Similarly, the population within a 3-mile radius of the subject property has grown approximately 21% from 1990 to 2000. The January 2004 population of the City of Tucson is estimated to be 519,972. In 2002, the median household income level for the City of Tucson was $31,686 which is in line with the 2002 median household income of $31,120 for the residents within a three mile radius of the subject.

The economy of Tucson is well diversified but many of the largest employers are from the public sector. For the past year, unemployment has fluctuated between 4.1% and 4.8% which is slightly higher than the Pima County unemployment rate of 3.9%, but lower than both the Arizona unemployment rate of 5.0% and the national unemployment rate of 6.0%.

Tucson's economy continues to diversify, with more of the employment base shifting from the public to the private sector. The largest employers in the Tucson area include the University of Arizona, Raytheon Systems, Davis Monthan Air Force Base, the State of Arizona and Wal-Mart Stores.

Southwest Tucson (the subject's submarket, aka District 14) and Tucson, AZ, the subject's MSA, contain 1,427,000 square feet and 22,337,000 million square feet of retail space, respectively, as of second quarter 2003 as reported by the Metropolitan Tucson Land Use Study report ("MTLUS"). Southwest Tucson and Tucson reported vacancy rates of 29.7% and 11.8%, respectively, as of second quarter 2003 according to the MTLUS. Within the vacancy rate for Southwest Tucson, there are two vacant Kmart stores with a total of approximately 245,000 square feet. Excluding the vacant Kmart space, Southwest Tucson reflects an adjusted vacancy rate of 12.5% as second quarter 2003.

In contrast to most of the retail centers within the Southwest Tucson submarket, the subject is a newly constructed shopping center with premier, credit-rated shadow anchor tenants: Home Depot, Inc. (NYSE:HD, senior unsecured debt rating - S&P AA/stable, market capitalization - $80.3 billion); Target (NYSE:TGT, senior unsecured debt rating - S&P A+/stable, market capitalization - $35.2 billion). In addition, approximately 65% of the subject's tenancy is comprised of well established national tenants and approximately 23% of the subject's net rentable square feet is leased to Basha's, the dominant regional grocery throughout Arizona. Accordingly, the best indication of the subject's projected occupancy is reflected by five anchored shopping centers located throughout the greater Tucson area which have an aggregate square footage of 1,085,000 square feet and reflect an average occupancy rate of 98.9% as of first quarter 2004.


---------------------
(1)  Information obtained from underwritten rent roll.

(2) Certain information is from the third party appraisal dated January 24, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

ESCROWS. The following escrows/reserves have been established with respect to the Westpoint Crossing Loan:

                    ESCROWS / RESERVES
                    ------------------

 TYPE:                                INITIAL       MONTHLY
-----------------------------------------------------------
  Taxes ........................     $35,025      $35,025
  Insurance(1) .................     $     0      $     0
  Capital Expenditure(2) .......     $     0      $ 3,016
  TI/LC Reserve(3) .............     $     0      $ 6,944
-----------------------------------------------------------

YIELD MAINTENANCE. The loan has been structured with a 59 month original lock-out period, 57 months yield maintenance, 4 months open.

PROPERTY MANAGEMENT. The property will be managed by the Barclay Group, an affiliate of the borrower.


---------------------
(1)  Insurance escrow has been conditionally waived.

(2) Capital expenditures will be collected based upon an annual collection amount of $0.15 psf.

(3) A rollover reserve will be established such that the borrower shall make equal monthly deposits until such time as the reserve balance is $250,000. In the event the rollover reserve is used and the balance is less than $250,000, then borrower shall be required to restore the balance of the rollover reserve with equal monthly deposits of $6,944 to ensure that the balance equals $250,000 as of December 31, 2011.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

GFS MARKETPLACE PORTFOLIO
-------------------------


                                [PHOTO OMITTED]


                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 Number of Mortgaged Real Properties                                          17
 Location (City/State)                                                 See table
 Property Type                                                            Retail
 Size (Sq. Ft.)                                                          272,053
 Weighted Avg. Percentage Occupancy as of
 July 18, 2003                                                            100.0%
 Year Built                                                              Various
 Appraised Value                                                     $36,450,000
 Underwritten Occupancy                                                    90.0%
 Underwritten Net Operating Income (NOI)                              $3,156,076
 Underwritten Net Cash Flow (NCF)                                     $2,854,100


                                [PHOTO OMITTED]


                                LOAN INFORMATION
--------------------------------------------------------------------------------
 Mortgage Loan Seller                                                       MLML
 Note Date                                                              07/21/03
 Cut-off Date Principal Balance                                      $22,212,175
 Cut-off Date Loan Balance Per SF/Unit                                    $81.65
 Percentage of Initial Mortgage Pool Balance                                2.3%
 Number of Mortgage Loans                                                      1
 Type of Security (fee/leasehold)                                            Fee
 Mortgage Rate                                                            5.300%
 Amortization Type                                                           ARD
 IO Period                                                                     0
 Original Term to Maturity/ARD (Months)                                      120
 Original Amortization Term (Months)                                         300
 Lock Box                                                                Hard(1)
 Cut-off Date LTV Ratio                                                    60.9%
 LTV Ratio at ARD                                                          46.7%
 Underwritten DSCR on NOI                                                  1.94x
 Underwritten DSCR on NCF                                                  1.75x
--------------------------------------------------------------------------------

---------------------
(1) Borrower is required to establish an account into which all amounts due with respect to the property shall be directly deposited by tenants. The borrower and the property manager are required to deposit any revenues received by either of them with respect to the property directly into the account within one business day. The Lockbox Account is in the name and under the sole control of the lender.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------


                                 [MAP OMITTED]



This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "GFS Marketplace Loan") is evidenced by a single promissory note that is secured by first mortgages encumbering seventeen single tenant retail centers located in Illinois, Indiana, Michigan and Ohio (each, a "GFS Marketplace Property" and collectively, the "GFS Marketplace Properties"). The GFS Marketplace Loan represents approximately 2.3% of the initial mortgage pool balance and 2.7% of the initial loan group 1 balance. The GFS Marketplace Loan was originated on July 21, 2003, and has a principal balance as of the cut-off date of approximately $22,212,175.

The GFS Marketplace Loan is an ARD Loan with a remaining term of 111 months to its anticipated repayment date of August 1, 2013, and a scheduled maturity date of August 1, 2028. The GFS Marketplace Loan may be prepaid on or after August 1, 2013, and the GFS Marketplace Loan permits defeasance with United States government obligations beginning two years after the creation of the securitization trust.

THE BORROWER. The borrower is GFS Marketplace Realty Three, LLC. The borrower was established as a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the GFS Marketplace Loan. The sponsor of the borrower is GFS Holding, Inc ("GFS"), which is currently the largest privately-owned foodservice distributor, and the fourth largest overall within the United States. GFS was incorporated in 1897. In addition to truck service, GFS offers retail store locations under their GFS Marketplace name. The company currently operates approximately 92 Marketplace stores in Illinois, Indiana, Michigan and Ohio.

THE PROPERTIES. The GFS Marketplace Loan consists of 17 GFS Marketplace Properties containing 272,053 square feet of rentable area across Indiana, Illinois, Michigan and Ohio. The largest state concentration is Ohio with 6 properties totaling approximately 94,309 square feet (34.7%). Typical store format is an approximately 16,003 square foot (on average) standard box positioned as either an out parcel in a power center or regional mall or at the end of a neighborhood shopping center.

Interior finishes for the stores are also standard with polished concrete floors, painted block walls and exposed ceilings. The stores are organized with a standard grocery store layout with freezer sections along the back or side walls and an additional freezer aisle adjacent to the side wall. The merchandise consists of bulk items typical of the retail space warehouse clubs but with grocery store shelf heights. The bulk/warehouse nature of the stores and interior appearance and upkeep of the interiors is of standard retail quality. The stores most typically serve foodservice operators including: restaurants, caterers, party/event planners, convenience stores, cafeteria operators and concessionaires. The locations also service the needs of GFS' truck-delivered customers. GFS Marketplace Properties are also open to the public and do not require a membership fee.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

The following table presents certain information relating to the GFS Marketplace Properties:

 PROPERTY NAME                          LOCATION     YEAR BUILT  SQUARE FEET  OCCUPANCY    LEASE EXPIRATION YEAR  APPRAISED VALUE
----------------------------------------------------------------------------------------------------------------------------------
 Bay City, MI ...................    Bay City, MI        1986       12,383      100.0%             2028              $ 1,560,000
 Burbank, IL ....................     Burbank, IL        1996       31,580      100.0%             2028                3,690,000
 Canton, OH .....................     Canton, OH         2002       14,450      100.0%             2028                2,000,000
 Columbus, OH ...................    Columbus, OH        1995       14,511      100.0%             2028                2,090,000
 Dublin, OH .....................     Dublin, OH         1996       12,830      100.0%             2028                1,880,000
 Elkhart, IN ....................     Elkhart, IN        1995       13,517      100.0%             2028                2,350,000
 Indianapolis, IN ...............  Indianapolis, IN      1994       13,525      100.0%             2028                2,130,000
 Lansing, MI ....................     Lansing, MI        1993       14,706      100.0%             2028                1,900,000
 Mansfield, OH ..................    Mansfield, OH       2000       14,224      100.0%             2028                1,830,000
 Marquette, MI ..................    Marquette, MI       1998       16,253      100.0%             2028                1,930,000
 Maumee, OH .....................     Maumee, OH         1998       24,537      100.0%             2028                3,130,000
 Merrillville, IN ...............  Merrillville, IN      1998       20,040      100.0%             2028                2,790,000
 Port Huron, MI .................  Fort Gratiot, MI      1994       14,157      100.0%             2028                1,700,000
 Rockford, IL ...................    Rockford, IL        2000       14,131      100.0%             2028                2,010,000
 Sandusky, OH ...................    Sandusky, OH        1995       13,757      100.0%             2028                1,790,000
 Terre Haute, IN ................   Terre Haute, IN      2002       11,575      100.0%             2028                1,610,000
 Troy, MI .......................      Troy, MI          1992       15,877      100.0%             2028                2,060,000
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE .........                                  272,053      100.0%                               $36,450,000
----------------------------------------------------------------------------------------------------------------------------------

ESCROWS/RESERVES. The following escrows/reserves have been established with respect to the GFS Marketplace Loan:

                  ESCROWS / RESERVES
                  ------------------
 TYPE:                           INITIAL       MONTHLY
------------------------------------------------------
  Taxes ...................    $512,452        $   0
  Insurance ...............    $ 72,128        $   0
  Ongoing Repairs .........    $ 41,872        $   0
------------------------------------------------------

HYPERAMORTIZATION. Commencing on the anticipated repayment date of August 1, 2013, additional interest at the rate of two percent (2%) per annum will also accrue on the principal amount of the GFS Marketplace Loan. See "Description of the Mortgage Pool -- Terms and Conditions of the Mortgage Loans -- ARD Loans" in the prospectus supplement for information regarding ARD Loans.

PARTIAL DEFEASANCE. Pursuant to the loan documents, in the event lender elects to apply any condemnation proceeds towards the payments of the debt with respect to any of the GFS Marketplace Properties, the borrower may elect to defease a portion of the GFS Marketplace Loan in connection with a release of such property provided that: (i) the borrower provides substitute collateral in the form of U.S. Government obligations in an amount equal to the sum of 100% of the allocated loan amount of such property, plus 25% of the initial allocated loan amount of such property; (ii) the borrower, at its sole expense, must prepare any and all documents and instruments necessary to effect the release; and (iii) no event of default has occurred and its continuing.

PROPERTY SUBSTITUTION. The borrower has the right to obtain a release of the lien of not more than three (3) GFS Marketplace Properties from their mortgage liens by substituting its fee interest in another retail food sales property of like kind and quality provided that no such substitution may occur prior to the first anniversary of the origination of the GFS Marketplace Loan or after its anticipated repayment date. In addition, any such substitution will be subject, in each case to the satisfaction of conditions such as the absence of default, sixty (60) days written notice, acceptable third party reports and debt service coverage tests.

PROPERTY MANAGEMENT. GFS Marketplace Holding, LLC., an affiliate of the borrower.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

MHC PORTFOLIO -- MARINER'S COVE
-------------------------------


                                [PHOTO OMITTED]


                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 Number of Mortgaged Real Properties                                          1
 Location (City/State)                                            Millsboro, DE
 Property Type                                                           MHC(1)
 Size (Pads)                                                                374
 Percentage Occupancy as of March 10, 2004                                90.6%
 Year Built                                                                1972
 Appraised Value                                                    $20,600,000
 Average Rent Per Pad                                                      $451
 Underwritten Occupancy                                                   91.1%
 Underwritten Revenues                                               $1,929,920
 Underwritten Total Expenses                                           $440,575
 Underwritten Net Operating Income (NOI)                             $1,489,345
 Underwritten Net Cash Flow (NCF)                                    $1,470,645


                                [PHOTO OMITTED]


                                LOAN INFORMATION
--------------------------------------------------------------------------------
 Mortgage Loan Seller                                                        BOA
 Origination Date                                                       10/17/03
 Cut-off Date Principal Balance                                      $16,452,380
 Cut-off Date Loan Balance Per SF/Unit                                $43,990.32
 Percentage of Initial Mortgage Pool Balance                                1.7%
 Number of Mortgage Loans                                                      1
 Type of Security (fee/leasehold)                                            Fee
 Mortgage Rate                                                           6.3270%
 Amortization Type                                         Interest Only-Balloon
 IO Period (Months)                                                           36
 Original Term to Maturity/ARD (Months)                                      144
 Original Amortization Term (Months)                                         360
 Lockbox                                                  Soft-Springing Hard(2)
 Cut-off Date LTV Ratio                                                    79.9%
 LTV Ratio at Maturity or ARD                                              69.9%
 Underwritten DSCR on NOI                                                  1.22x
 Underwritten DSCR on NCF                                                  1.20x

---------------------
(1)  Manufactured housing community.

(2) The loan is structured with a lockbox account under the control of the lender into which all rents and other revenues from the MHC Portfolio -- Mariner's Cove Property are required to be deposited. Funds in excess of $2,500 are swept daily to a borrower-controlled account. Upon occurrence of an event of default under the loan, all monies in the lockbox account are required to be swept into a cash management account controlled by lender.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------


                                 [MAP OMITTED]



This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "MHC Portfolio -- Mariner's Cove Loan") is evidenced by a single promissory note secured by a first mortgage encumbering a manufactured housing community located in Millsboro, Delaware (the "MHC Portfolio -- Mariner's Cove Property"). The MHC Portfolio -- Mariner's Cove Loan represents approximately 1.7% of the initial mortgage pool balance and 2.0% of the initial loan group 1 balance. The MHC Portfolio -- Mariner's Cove Loan was originated on October 17, 2003 ("Closing Date") and has a principal balance as of the cut-off date of approximately $16,452,380. The MHC Portfolio -- Mariner's Cove Loan has a remaining term of 138 months to its maturity date of November 1, 2015. The MHC Portfolio -- Mariner's Cove Loan may be prepaid on or after September 1, 2015, and permits defeasance with United States government obligations beginning two years after the creation of the securitization trust.

THE BORROWER. The borrower, MHC Mariner's Cove, L.L.C. (the "MHC Portfolio -- Mariner's Cove Borrower"), a Delaware limited liability company, is a single-purpose, bankruptcy-remote entity with at least one independent director. No non-consolidation opinion was delivered in connection with the origination of the loan. MHC Operating limited partnership, an Illinois limited partnership, owns 100% of the MHC Portfolio -- Mariner's Cove Borrower as its sole member. The borrower principal is Manufactured Home Communities, Inc. ("MHC"), a Maryland corporation. Operating as a publicly traded (NYSE: "MHC"), self-administered and self-managed real estate investment trust (REIT) with headquarters in Chicago, Illinois and regional offices in Florida, Colorado, Arizona and California, MHC owns and operates manufactured home communities ("Communities") and park model communities ("Resorts") (collectively known as "Properties"). As of December 31, 2003, MHC owned or had an ownership interest in a portfolio of approximately 142 Communities and Resorts located throughout the United States containing approximately 51,715 residential sites. These Properties are located in approximately 19 states.

THE PROPERTY. The MHC Portfolio -- Mariner's Cove Property is a 374-pad manufactured housing community. Built in 1972, expanded in the early 1990s, and situated on a 109.9-acre site, the property is an all-age community with amenities including a clubhouse, a pool, tennis courts, shuffleboard, a picnic area, a marina with boat docks, waterfront sites on lagoons with boat docks, and a nature preserve. Mariner's Cove also features paved roads throughout the community and an average pad size of 6,625 square feet. Two or three parking spaces per pad are available for residents depending upon pad size along with an additional 16 common spaces. Public utilities provide water/sewer service.

THE MARKET.(1) The MHC Portfolio -- Mariner's Cove Property is located in eastern Delaware, in Sussex County, within the greater Millsboro area, approximately 100 miles east of Washington, D.C. Dover, the state capital of Delaware, is located approximately 30 miles to the north. Sussex County is bordered on the south by Maryland's Eastern Shore region, on the east by the Delaware Bay, and on the west by the State of Maryland. The subject's local market area is identified as Long Neck in Indian River Hundred, which is a resort area located along the Atlantic Ocean and Rehoboth Bay, between Rehoboth/Dewey Beach to the north and Bethany Beach to the south. The property has direct water access to Rehoboth Bay, Indian River Bay, and the Atlantic Ocean.

ESCROWS. The originator conditionally waived the requirements providing for escrows for taxes, insurance, and replacement reserves so long as there is no default under the loan and the property maintains a debt service coverage ratio of at least 1.15x. Upon the occurrence of a trigger event, the Borrower shall deposit (a) one-twelfth of the taxes that lender estimates, (b) one-twelfth of the insurance premiums that lender estimates and (c) $4.17 monthly per pad for replacement services.

PROPERTY MANAGEMENT. MHC Operating Limited Partnership ("MHCOLP"), an affiliate of the MHC Portfolio -- Mariner's Cove Borrower, manages the property. Founded in 1969 and headquartered in Chicago, Illinois, MHCOLP currently manages a portfolio of approximately 142 manufactured home communities and resorts located throughout the United States containing approximately 51,715 residential sites. These properties are located in approximately 19 states, including approximately seven communities located in Delaware.


---------------------
(1) Certain information is from the third party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

THE CLUBS AT RHODES RANCH
-------------------------


                                [PHOTO OMITTED]


                                [PHOTO OMITTED]

                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 Number of Mortgaged Real Properties                                           1
 Location (City/State)                                             Las Vegas, NV
 Property Type                                                       Multifamily
 Size (Units)                                                                270
 Percentage Occupancy as of January 31, 2004                               94.4%
 Year Built                                                                 2002
 Appraised Value                                                     $21,600,000
 Underwritten Occupancy                                                    93.0%
 Underwritten Revenues                                                $2,343,885
 Underwritten Total Expenses                                            $927,656
 Underwritten Net Operating Income (NOI)                              $1,416,229
 Underwritten Net Cash Flow (NCF)                                     $1,375,728


                                 [PHOTO OMITTED]


                                 [PHOTO OMITTED]


                                LOAN INFORMATION
--------------------------------------------------------------------------------
 Mortgage Loan Seller                                                        KEY
 Origination Date                                                       02/12/04
 Cut-off Date Principal Balance                                      $16,400,000
 Cut-off Date Loan Balance Per SF/Unit                                $60,740.74
 Percentage of Initial Mortgage Pool Balance                                1.7%
 Number of Mortgage Loans                                                      1
 Type of Security (fee/leasehold)                                            Fee
 Mortgage Rate                                                            5.470%
 Amortization Type                                         Interest Only-Balloon
 IO Period (Months)                                                           24
 Original Term to Maturity/ARD (Months)                                      120
 Original Amortization Term (Months)                                         360
 Lockbox                                                                      No
 Cut-off Date LTV Ratio                                                    75.9%
 LTV Ratio at Maturity or ARD                                              66.5%
 Underwritten DSCR on NOI                                                  1.27x
 Underwritten DSCR on NCF                                                  1.24x


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------


                                 [MAP OMITTED]



This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Clubs at Rhodes Ranch Loan") is evidenced by a single note and is secured by a first deed of trust encumbering a multifamily project in Las Vegas, Nevada (the "Clubs at Rhodes Ranch Property"). The Clubs at Rhodes Ranch Loan represents 1.7% of the initial mortgage pool balance and 10.0% of the loan group 2 balance. The Clubs at Rhodes Ranch Loan was originated on February 12, 2004, and has a principal balance as of the cut-off date of $ 16,400,000.

The Clubs at Rhodes Ranch Loan has a loan term of 120 months with payments being amortized over 360 months. Payments of interest only are allowed for the first 24 months of the loan term, with payments of principal and interest due monthly thereafter until the Maturity Date of March 1, 2014. The Clubs at Rhodes Ranch Loan may be prepaid on or after December 1, 2013, and permits defeasance with United States government obligations beginning two years and fifteen days after the creation of the securitization trust.

THE BORROWER. The borrower is Bayport Clubs Associates, LLC, a special purpose entity (the "Borrower"). Legal counsel to the Borrower delivered a non-consolidation opinion in connection with the Clubs at Rhodes Ranch Loan. The sponsor of the borrower is James P. Warmington. Mr. Warmington has been involved in the real estate business since 1969 and currently serves as the President of the Warmington Group. The Warmington Group's primary business is the construction and development of single-family homes and the acquisition and development of commercial real estate. Mr. Warmington has an ownership position in multifamily properties totaling 2,791 units and commercial properties including retail, office and industrial totaling 607,183 SF.

THE PROPERTY. The Clubs at Rhodes Ranch Property consists of 19 two-story buildings containing 270 luxury multifamily units located along the south side Warm Springs Road west of Durango Road in Las Vegas, Nevada. The Clubs at Rhodes Ranch Property was constructed in 2002 and includes one, two and three bedroom units situated on 13.80 acres. The subject is also improved with a clubhouse/leasing office, fitness center, outdoor pool and spa, picnic areas, and a gated entrance/exit. The exterior of the buildings are stucco with concrete tile roofs. Each unit is equipped with a full size washer/dryer and all units have a patio/deck with locked storage. The kitchens are equipped with a gas range/hood, microwave oven, dishwasher, frost-free refrigerator and garbage disposal.

The following table presents certain information relating to the unit configuration of the Clubs at Rhodes Ranch Property:

                                                      MULTIFAMILY INFORMATION
                                                      -----------------------

                       NO. OF UNITS/  AVERAGE UNIT                        % OF     AVERAGE MONTHLY   AVERAGE MONTHLY
 UNIT MIX               SQUARE FEET   SQUARE FEET   NET RENTABLE SF   TOTAL UNITS   ASKING RENT(1)   MARKET RENT/UNIT
---------------------------------------------------------------------------------------------------------------------
 1BR/1BA ...........       110            821            90,310           40.7%          $ 755             $  755
 2BR/2BA ...........       128          1,107           141,696           47.4%          $ 885             $  950
 3BR/2BA ...........       32           1,237            39,584           11.9%          $1060             $1,060
---------------------------------------------------------------------------------------------------------------------
 AVERAGE/TOTAL .....       270          1,006           271,590            100%          $ 853             $  884
---------------------------------------------------------------------------------------------------------------------

THE MARKET(2). The Clubs at Rhodes Ranch Property is located in the southwestern quadrant of the Las Vegas Valley in the City of Las Vegas, Clark County, Nevada. Clark County has the highest concentration of population in Nevada, with approximately 95% of the county's population being in the Las Vegas Valley. The county's population has grown steadily to a level of 1,792,868 in 2003. The area's population is expected to exceed 2.1 million by 2008. Las Vegas is the largest city in Clark County, with a 2003 population of 548,406.

Over the last several years, the area economy has been very strong, with unemployment in the low 4% range. As of May 2003, the unemployment rate for both the state and Las Vegas Metropolitan Statistical Area were 5.4% and 5.0% respectively. The local economy is diverse with a mix of hotel/gaming/recreation (22.6%), retail trade (18.6%), construction (8.7%) and local government (7.4%) making up the bulk of the local employment. Major employers in the Las Vegas Metropolitan Statistical Area include Clark County School District, Bellagio, Clark County, MGM Grand Hotel/Casino, Bally's & Paris Casino, Mirage Casino and Hotel and various other gaming operators.

The neighborhood surrounding the Clubs at Rhodes Ranch property is comprised of new single family and condominium developments. Rhodes Ranch, a 1,347 planned community, is situated to the south and will include at build out approximately 9,000 residential units, an 18-hole golf course, and 350 acres for non-residential uses including one hotel/casino. Over 1,000 single family building permits have been issued for this project. A new retail center has recently been completed at the corner of Warm Springs Road and Durango Road, anchored by Von's Grocery Store with various in-line tenants and four out-parcels including a Bank of America branch office. Adjacent to the retail center, a new Storage One Self Storage facility is being constructed.

According to CB Richard Ellis, the Las Vegas Metro Multifamily market had an overall vacancy of 6.51% for the third quarter 2003. Further segmented by property quality, Class A properties, such as the Clubs at Rhodes Ranch property, had a vacancy rate of 5.75%; Class B properties had a rate of 6.50% and Class C properties 7.83%. A CB Richard Ellis survey of the ten ZIP codes which comprise the southwest sub-market of Las Vegas indicate that vacancy rates for the third quarter 2003 ranged from 2.07% to 8.01%, with a vacancy rate of 5.19% for the subject property's ZIP code. Rent concessions are commonplace in the Las Vegas market and were taken into consideration by both the appraiser and the mortgage loan seller, as concessions have historically been offered at the Clubs at Rhodes Ranch property.


---------------------
(1) Average monthly asking rent for the Clubs at Rhodes Ranch Property have been adjusted to reflect current concessions of approximately one month free rent.

(2) Certain information is from the third party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumption underlying the appraisal.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2004-MKB1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-MKB1
--------------------------------------------------------------------------------

ESCROWS. The following escrow/reserve accounts have been established with respect to the Clubs at Rhodes Ranch Loan:

                       ESCROWS / RESERVES
                       ------------------

 TYPE:                                     INITIAL        MONTHLY
-----------------------------------------------------------------
  Taxes .............................    $ 16,193       $16,193
  Insurance .........................    $      0       $ 3,163
  Replacement Reserves ..............    $  3,375       $ 3,375
  Stabilization Letter of Credit(1)..    $369,000       $     0
-----------------------------------------------------------------

DEFEASANCE. The Borrower may obtain a release of the Clubs at Rhodes Ranch Property from the financing subject to certain conditions, including providing defeasance collateral to the then-current loan amount for such property.

PROPERTY MANAGEMENT. FPI Management, Inc. ("FPI") is the property manager for the Clubs at Rhodes Ranch Property. FPI is a third party fee manager that is headquartered in Sacramento, CA and manages 110 multifamily properties containing 27,000 units.


---------------------
(1) At closing, a holdback of $369,000 was funded in the form of a Letter of Credit. This LOC will be released upon receipt of a trailing 3 month operating statement, when annualized, which reflects an EGI of $2,304,604 and NOI of $1,336,448. The release is calculated on the basis of a 1.20x DSCR. On or before January 15, 2007, if the foregoing criteria remains unsatisfied, the LOC may be drawn and a partial disbursement made in an amount supported by the actualized net operating income then achieved. On January 15, 2007: (i) any sums remaining in the holdback will be applied against the outstanding principal balance, and the applicable yield maintenance payment will be due; and (ii) the monthly payment amounts of principal and interest will be re-amortized to reflect the partial prepayment.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.


                                       60